SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

      Filed by the Registrant [X]
      Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Voyageur Tax Free Funds, Inc.
                   Voyageur Intermediate Tax Free Funds, Inc.
                          Voyageur Insured Funds, Inc.
                            Voyageur Investment Trust
                          Voyageur Investment Trust II
                           Voyageur Mutual Funds, Inc.
                         Voyageur Mutual Funds II, Inc.
                         Voyageur Mutual Funds III, Inc.
                (Name of Registrant as Specified in its Charter)

                                  [Insert Name]
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4 and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction :

         (5) Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:


Dear Shareholder:

In January, Lincoln National Corporation (NYSE: LNC) announced that it had entered into an agreement to acquire the business of Voyageur Fund Managers, Inc.("Voyageur Fund Managers"). If the agreement is consummated, Lincoln National Corporation will control Voyageur Fund Managers. LNC also controls Delaware Management Company, Inc., which with its affiliates acts as investment advisor to the Delaware Group of Funds.

Because this acquisition affects the Funds' investment manager, shareholders of most Funds are being asked to approve a new investment management agreement. Shareholders of a few Funds (Voyageur National Tax Free, Voyageur National Insured Tax Free, Voyageur National Limited Term Tax Free, and Voyageur International Equity Funds) are being asked to approve liquidation of their Funds. If you are a shareholder of one of these Funds, you will have the opportunity to invest your liquidation proceeds at net asset value into any of the open-end Delaware Funds. Shareholders of the Voyageur Growth and Income Fund are being asked to approve the reorganization of their Fund. The Voyageur Growth and Income Fund is not a part of the LNC acquisition and the reorganization is required to separate that Fund (which is a series of a corporation containing a number of Funds) from Funds that are part of the acquisition. Segall Bryant and Hamill is expected to continue as sub-advisor to the Growth and Income Fund.

With the enclosed proxy statement, we have included a question and answer section, intended to address some of the more commonly asked questions about the proposed acquisition and the future management of your Voyageur Funds. If you have additional questions, we encourage you to contact Shareholder Communications Corporation, a professional proxy solicitation firm retained by Voyageur Fund Managers, Inc. and Lincoln National Corporation to assist in answering shareholders questions about the proxy vote. You may call Shareholder Communications Corporation at 800.733.8481 extension 438 on Monday through Friday from 9 a.m. to 11 p.m. (Eastern Standard Time).

We believe shareholders in the Voyageur Funds will benefit from this transaction. When Voyageur's mutual funds are added to Delaware's existing line of mutual funds (16 open end funds consisting of 48 separate portfolios and two closed end funds), Voyageur Fund shareholders will have access to a wider variety of investment options. Delaware Management Company has a conservative, long-term investment philosophy that is consistent with and similar to that of Voyageur Fund Managers. Your Fund Board has unanimously approved the proposals and recommends that shareholders vote in favor of all of the items on the enclosed proxy card(s).

Your vote is important. Please review the proxy statement then take a moment to complete, sign and mail your proxy card(s). A postage-paid envelope is enclosed for your convenience. If the date of the meeting approaches and we have not received your vote, you may receive a telephone call from a representative of Shareholder Communications Corporation reminding you to vote your shares.

We appreciate your prompt attention to this very important matter.


Sincerely,


John G. Taft
President





Q&A ABOUT THE VOYAGEUR FUND MANAGERS ACQUISITION


ON JANUARY 15, LINCOLN NATIONAL CORPORATION, ANNOUNCED IT WOULD ACQUIRE VOYAGEUR FUND MANAGERS. IN RESPONSE TO THIS ACQUISITION, WE CREATED THIS QUESTION AND ANSWER SECTION TO ADDRESS ANY CONCERNS YOU MAY HAVE. IF YOU REQUIRE ADDITIONAL INFORMATION ABOUT THE PROXY OR TRANSACTION, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS AT 800.733.8481 EXTENSION 438. A REPRESENTATIVE WILL BE AVAILABLE TO ANSWER YOUR QUESTIONS FROM MONDAY THROUGH FRIDAY FROM 9 A.M. TO 11 P.M. (EASTERN STANDARD TIME).

Q.  How will the acquisition of Voyageur Fund Managers impact my investments?
A. We believe this acquisition will be very positive for our fund shareholders. Delaware Management Company -- an indirect subsidiary of Lincoln National Corporation -- currently offers a broad variety of retail open-end mutual funds and two closed-end funds with assets under management of approximately $10.3 billion. Shareholders should benefit from this extended product line, which will allow choices (through exchanges at net asset value) from a wider variety of mutual funds. Also by combining the assets of these two fund families, it is anticipated that certain efficiencies may be gained through the coordination of administrative, marketing and trading functions.

Q.  Will the investment advisory fees stay the same?
A. Yes, under the terms of the proposed investment advisory agreements, the investment management fees paid by your Fund will remain the same. However, certain expense limitation provisions contained in your current advisory agreements have not been included in the proposed agreements. Delaware Management Company has nevertheless agreed to comply with these limitations for two years.

Q.  Will the management of my Voyageur Fund investments change dramatically?
A. No. For most Voyageur Funds, the portfolio managers will remain the same. A number of Voyageur employees have entered into employment agreements with Lincoln National Corporation. This includes two of Voyageur's senior portfolio managers, Elizabeth H. Howell and Andrew M. McCullagh, who will continue to manage the majority of the Voyageur tax free funds from their offices in Minneapolis and Denver. For certain funds, experienced Delaware personnel will provide investment advice in a manner that is generally consistent with prior management. Delaware Management has a conservative, long-term investment philosophy consistent with that of Voyageur.

Some of the changes to the management of Voyageur's Funds are summarized as follows:

     * It is proposed that Voyageur National Tax Free, National Insured Tax Free, National Limited Term Tax Free and Voyageur International Equity Funds be liquidated. If the liquidations are approved, shareholders will have the opportunity to move their assets at net asset value
          (NAV) into any of the Delaware funds, including funds with comparable investment objectives, for a period of one year following the liquidation.

     * It is proposed that Growth and Income Fund approve a plan of reorganization which would in essence cause it to become a series of a different corporate entity. Growth and Income Fund is not participating in the acquisition, and the reorganization is required to separate Growth and Income Fund from the other Funds that are series of the same corporation and are participating in the acquisition. The reorganization will not result in any other changes to Growth and Income Fund shareholders; management of the Fund through Segall Bryant and Hamill will remain essentially unchanged.

     * Voyageur Florida Tax Free, Florida Insured Tax Free, Florida Limited Term Tax Free, National High Yield Municipal Bond and New York Tax Free Funds will be co-managed by Delaware Vice Presidents and Senior Portfolio Managers, Mitchell L. Conery and Patrick P. Coyne and Voyageur Vice President and Senior Portfolio Manager, Andrew M. McCullagh, will assist with the management of the Florida Funds.

     * Senior Voyageur Portfolio Manager Elizabeth H. Howell will assume portfolio management responsibility for the Voyageur Wisconsin Tax Free and Voyageur Iowa Tax Free Funds.

     * For the Voyageur Growth Stock Fund, Delaware Management will retain the services of James C. King, the Fund's current portfolio manager, through a sub-advisory arrangement.

     * Aggressive Growth Fund will be co-managed by Delaware Vice Presidents and Senior Portfolio Managers, Edward N. Antoian and Gerald S. Frey.

Q.  Why is a shareholder vote necessary?
A. The Investment Company Act of 1940, as amended, generally requires that shareholders approve a new investment advisory agreement whenever there is a change in control of the investment adviser. The proposed acquisition of the holding company of Voyageur Fund Managers by Lincoln National Corporation will result in a change in control of Voyageur Fund Managers and, therefore, requires a shareholder vote on a new investment advisory agreement for each Fund (other than those being asked to liquidate or reorganize).

Q.  Is the Fund board changing?
A. The current Voyageur Fund board of directors has nominated a slate of directors which includes one current Voyageur Fund board member, Thomas F. Madison, the six members of the current board of the Delaware Group of Funds and one additional individual from Lincoln National Corporation. The Delaware Fund, board currently contains five independent directors.

Q. Who will pay for the cost associated with the acquisition, the shareholder meeting and this proxy solicitation?
A. Lincoln National Corporation -- not the Funds -- will bear the costs associated with consideration of the proposals being presented to shareholders, including the costs of the joint meetings of shareholders and the proxy solicitation.

Q.  How do the Fund Board members suggest I vote?
A. After careful consideration, the board members of the Voyageur Funds unanimously recommend that you vote "FOR" all the items on the enclosed proxy card.

Q.  Who should I contact about this proxy vote?
A. Shareholder Communications Corporation at 800.733.8481 extension 438. They are a professional proxy solicitation firm retained by Voyageur Fund Managers and Delaware Management Holdings to assist in answering shareholders questions about the proxy vote and soliciting shareholder votes.

Q.  Who will answer questions about my Voyageur Fund investments?
A. During this transition period, it will be business as usual; shareholders should call Voyageur Client Services at 800.545.3863 to obtain information about their Voyageur Fund investments.

Q.  Are all of the Voyageur Funds covered by the enclosed proxy statement?
A. No. All of the Voyageur Funds are affected by the proposed acquisition. However, because different Funds are affected differently, there are three separate proxy statements. As a result, depending on which Voyageur Fund you own, you may receive more than one proxy statement.





                          VOYAGEUR TAX FREE FUNDS, INC.
                   VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
                          VOYAGEUR INSURED FUNDS, INC.
                            VOYAGEUR INVESTMENT TRUST
                          VOYAGEUR INVESTMENT TRUST II
                           VOYAGEUR MUTUAL FUNDS, INC.
                         VOYAGEUR MUTUAL FUNDS II, INC.
                         VOYAGEUR MUTUAL FUNDS III, INC.
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 1997



         A special joint meeting of shareholders will be held at 9:00 a.m. on Friday, April 11, 1997 at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402 for the following mutual funds (individually a "Fund" and collectively the "Funds"), each of which is a series of one of the registered investment companies listed above (individually a "Company" and collectively the "Companies"):


VOYAGEUR TAX FREE FUNDS, INC.
     Minnesota Tax Free Fund
     North Dakota Tax Free Fund
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
     Minnesota Limited Term Tax Free Fund
     National Limited Term Tax Free Fund
VOYAGEUR INSURED FUNDS, INC.
     Arizona Insured Tax Free Fund
     Minnesota Insured Fund
     National Insured Tax Free Fund
VOYAGEUR INVESTMENT TRUST
     California Insured Tax Free Fund
     Florida Insured Tax Free Fund
     Florida Tax Free Fund
     Kansas Tax Free Fund
     Missouri Insured Tax Free Fund
     New Mexico Tax Free Fund
     Oregon Insured Tax Free Fund
     Utah Tax Free Fund
     Washington Insured Tax Free Fund
VOYAGEUR INVESTMENT TRUST II
     Florida Limited Term Tax Free Fund
VOYAGEUR MUTUAL FUNDS, INC.
     Arizona Tax Free Fund
     California Tax Free Fund
     Iowa Tax Free Fund
     Idaho Tax Free Fund
     Minnesota High Yield Municipal Bond Fund
     National High Yield Municipal Bond Fund
     National Tax Free Fund
     New York Tax Free Fund
     Wisconsin Tax Free Fund
VOYAGEUR MUTUAL FUNDS II, INC.
     Colorado Tax Free Fund
VOYAGEUR MUTUAL FUNDS III, INC.
     Aggressive Growth Fund
     Growth Stock Fund
     Growth and Income Fund
     International Equity Fund


         The meeting will be held for the following purposes:

         1. For shareholders of each Company to elect a Board of Directors or Trustees.


         2. For shareholders of each Fund (except for International Equity Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund, National Tax Free Fund and Growth and Income Fund) to approve a new Investment Advisory Agreement.

         3. For shareholders of Growth Stock Fund, to approve a Sub-Advisory Agreement.


         4. For shareholders of each of International Equity Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund, to approve the liquidation of their respective Fund and the distribution of such Fund's net assets to shareholders. For each Fund, approval of the liquidation will be considered approval of an amendment to the articles of incorporation of such Fund's Company required to effect the liquidation.


         5. For shareholders of Growth and Income Fund, a series of Voyageur Mutual Funds III, Inc., to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the Fund would be acquired by a newly formed series of VAM Institutional Funds, Inc., also called Growth and Income Fund ("New Growth and Income Fund"), and whereby shareholders of the Fund would become shareholders of New Growth and Income Fund. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Voyageur Mutual Funds III required to effect the Plan.

         6. To transact such other business as may properly come before the meeting.


         EACH COMPANY'S BOARD OF DIRECTORS OR TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS.

         Shareholders of record on February 10, 1997 are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. We hope you can attend. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE FURTHER SOLICITATION EXPENSE. WE RESPECTFULLY ASK FOR YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY. A stamped return envelope is included for your convenience. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "SPECIAL JOINT MEETING OF SHAREHOLDERS--APRIL 11, 1997."



Dated:               February 24, 1997                        Thomas J. Abood
                                                              Secretary



                                 PROXY STATEMENT

                          VOYAGEUR TAX FREE FUNDS, INC.
                   VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
                          VOYAGEUR INSURED FUNDS, INC.
                            VOYAGEUR INVESTMENT TRUST
                          VOYAGEUR INVESTMENT TRUST II
                           VOYAGEUR MUTUAL FUNDS, INC.
                         VOYAGEUR MUTUAL FUNDS II, INC.
                         VOYAGEUR MUTUAL FUNDS III, INC.
                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402

              SPECIAL JOINT MEETING OF SHAREHOLDERS--APRIL 11, 1997


         The enclosed proxy is solicited by the Board of Directors or Trustees (hereafter referred to as "Board of Directors") of each open-end investment company listed above (individually a "Company" and collectively the "Companies") in connection with a special joint meeting of shareholders of each Company to be held on April 11, 1997, and any adjournments thereof (the "Meeting"). The series of the Companies (individually a "Fund" and collectively the "Funds") are set forth in the table below. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be borne by Lincoln National Corporation ("LNC") and will not be an expense of the Funds, and the mailing will take place on approximately February 24, 1997. Representatives of Voyageur Fund Managers, Inc. ("VFM"), the current investment adviser of each Fund, may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The address of VFM is that of the Companies as listed above. VFM has engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. Representatives of SCC may telephone shareholders who have not voted, encouraging them to vote. The estimated cost of engaging SCC, all of which will be paid by LNC and not by your Fund, is $50,000.

         A proxy may be revoked before the Meeting by giving written notice of revocation to the Secretary of the applicable Company, or at the Meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Company's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of sharesis present at the Meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.


         Only shareholders of record of each Fund on February 10, 1997, may vote at the Meeting or any adjournment thereof. As of that date, there were issued and outstanding common shares of each Fund (shares of beneficial interest with respect to series of Voyageur Investment Trust and Voyageur Investment Trust II) as follows:


                                                                                        Common Shares
                                                                                        -------------
                                                                              Class A       Class B      Class C
                                                                              -------       -------      -------
VOYAGEUR TAX FREE FUNDS, INC ............................................
   Minnesota Tax Free Fund ("Minnesota Fund") ...........................   34,370,282      541,588      240,643
   North Dakota Tax Free Fund ("North Dakota Fund") .....................    3,085,012       74,063        3,745
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC ...............................
   Minnesota Limited Term Tax Free Fund ("Minnesota Limited Term Fund") .    5,759,736       39,261      125,130
   National Limited Term Tax Free Fund ("National Limited Term Fund") ...      125,024        5,089       24,704
VOYAGEUR INSURED FUNDS, INC .............................................
   Arizona Insured Tax Free Fund ("Arizona Insured Fund") ...............   18,731,386      313,033       47,787
   Minnesota Insured Fund ("Minnesota Insured Fund") ....................   28,315,083      680,361      300,865
   National Insured Tax Free Fund ("National Insured Fund") .............    2,866,425      173,871       18,385
VOYAGEUR INVESTMENT TRUST
   California Insured Tax Free Fund ("California Insured Fund") .........    2,895,763      641,928        5,275
   Florida Insured Tax Free Fund ("Florida Insured Fund") ...............   17,385,877      302,084            0
   Florida Tax Free Fund ("Florida Fund") ...............................      560,472      171,751        1,479
   Kansas Tax Free Fund ("Kansas Fund") .................................      974,084      238,574        8,624
   Missouri Insured Tax Free Fund ("Missouri Insured Fund") .............    1,763,454    1,044,382       10,786
   New Mexico Tax Free Fund ("New Mexico Fund") .........................    1,855,582       75,942       27,148
   Oregon Insured Tax Free Fund ("Oregon Insured Fund") .................    2,138,180      493,281       35,800
   Utah Tax Free Fund ("Utah Fund") .....................................      343,850       36,928            0
   Washington Insured Tax Free Fund ("Washington Insured Fund") .........      234,650       51,670        1,912
VOYAGEUR INVESTMENT TRUST II
   Florida Limited Term Tax Free Fund ("Florida Limited Term Fund") .....      300,010       90,634        5,209
VOYAGEUR MUTUAL FUNDS, INC ..............................................
   Arizona Tax Free Fund ("Arizona Fund") ...............................      902,845      331,590        2,244
   California Tax Free Fund ("California Fund") .........................      136,694       68,667        9,103
   Iowa Tax Free Fund ("Iowa Fund") .....................................    4,169,642      182,646       71,420
   Idaho Tax Free Fund ("Idaho Fund") ...................................    2,678,615      485,200       77,292
   Minnesota High Yield Municipal Bond Fund ("Minnesota High Yield Fund")      737,194      379,387      104,403
   National High Yield Municipal Bond Fund ("National High Yield Fund") .    5,418,759        9,030            0
   National Tax Free Fund ("National Fund") .............................      315,528       59,234        6,051
   New York Tax Free Fund ("New York Fund") .............................      936,292       24,098        4,993
   Wisconsin Tax Free Fund ("Wisconsin Fund") ...........................    2,865,825      141,891       60,310
VOYAGEUR MUTUAL FUNDS II, INC ...........................................
   Colorado Tax Free Fund ("Colorado Fund") .............................   33,170,837      391,579      137,314
VOYAGEUR MUTUAL FUNDS III, INC ..........................................
   Aggressive Growth Fund ("Aggressive Growth Fund") ....................      508,383        6,604       12,167
   Growth Stock Fund ("Growth Fund") ....................................    1,378,556       44,163       24,557
   Growth and Income Fund ("Growth and Income Fund") ....................      392,831       17,596            0
   International Equity Fund ("International Fund") .....................      263,499        5,504        7,360



Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights. A list of those persons who, to the knowledge of Fund management, beneficially owned more than 5% of the voting shares of any class of any of the Funds as of February 10, 1997, is set forth in
Schedule 1 to this Proxy Statement.

         In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the Meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

         COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 90 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA 55402 OR CALL (800) 553-2143 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.


         The following table illustrates which Proposals are to be voted upon by shareholders of a Fund:


                                                                      Proposal Number
                                                                      ----------------
         Fund                                    1             2             3            4               5
         ----                                   ---           ---           ---          ---             ---
                                                            Approve       Approve
                                            Elect Board    Advisory    Sub-Advisory    Approve         Approve
                                           of Directors    Agreement     Agreement   Liquidation    Reorganization
                                           ------------    ---------   ------------  -----------    --------------

Aggressive Growth Fund                           X             X
------------------------------------------------------------------------------------------------------------------
Arizona Insured Tax Free Fund                    X             X
------------------------------------------------------------------------------------------------------------------
Arizona Tax Free Fund                            X             X
------------------------------------------------------------------------------------------------------------------
California Insured Tax Free Fund                 X             X
------------------------------------------------------------------------------------------------------------------
California Tax Free Fund                         X             X
------------------------------------------------------------------------------------------------------------------
Colorado Tax Free Fund                           X             X
------------------------------------------------------------------------------------------------------------------
Florida Insured Tax Free Fund                    X             X
------------------------------------------------------------------------------------------------------------------
Florida Limited Term Tax Free Fund                             X             X
------------------------------------------------------------------------------------------------------------------
Florida Tax Free Fund                            X             X
------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                           X                                                        X
------------------------------------------------------------------------------------------------------------------
Growth Stock Fund                                X             X             X
------------------------------------------------------------------------------------------------------------------
Idaho Tax Free Fund                              X             X
------------------------------------------------------------------------------------------------------------------
International Equity Fund                        X                                         X
------------------------------------------------------------------------------------------------------------------
Iowa Tax Free Fund                               X             X
------------------------------------------------------------------------------------------------------------------
Kansas Tax Free Fund                             X             X
------------------------------------------------------------------------------------------------------------------
Minnesota High Yield Municipal
     Bond Fund                                   X             X
------------------------------------------------------------------------------------------------------------------
Minnesota Insured Fund                           X             X
------------------------------------------------------------------------------------------------------------------
Minnesota Limited Term Tax Free Fund             X             X
------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund                          X             X
------------------------------------------------------------------------------------------------------------------
Missouri Insured Tax Free Fund                   X             X
------------------------------------------------------------------------------------------------------------------
National High Yield Municipal
     Bond Fund                                   X             X
------------------------------------------------------------------------------------------------------------------
National Insured Tax Free Fund                   X                                         X
------------------------------------------------------------------------------------------------------------------
National Limited Term Tax Free Fund              X                                         X
------------------------------------------------------------------------------------------------------------------
National Tax Free Fund                           X                                         X
------------------------------------------------------------------------------------------------------------------
New Mexico Tax Free Fund                         X             X
------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund                           X             X
------------------------------------------------------------------------------------------------------------------
North Dakota Tax Free Fund                       X             X
------------------------------------------------------------------------------------------------------------------
Oregon Insured Tax Free Fund                     X             X
------------------------------------------------------------------------------------------------------------------
Utah Tax Free Fund                               X             X
------------------------------------------------------------------------------------------------------------------
Washington Insured Tax Free Fund                 X             X
------------------------------------------------------------------------------------------------------------------
Wisconsin Tax Free Fund                          X             X
------------------------------------------------------------------------------------------------------------------


                                   BACKGROUND

INTRODUCTION


         The Meeting has been called as a result of the proposed Merger, as defined and discussed in greater detail below under "The Proposed Merger." The proposed Merger involves the parent company of VFM and a newly formed subsidiary of LNC. The Merger, which is expected to occur on or about April 30, 1997, will result in LNC having ultimate ownership and control of VFM, the Funds' investment adviser. This change in control will result in the automatic termination of the investment advisory agreements between the Funds and VFM. Thus, shareholders of each Fund (other than International Equity Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund, National Tax Free Fund and Growth and Income Fund) are being asked to approve new investment advisory agreements. Shareholders of Growth Stock Fund are also being asked to approve a sub-advisory agreement with a new limited liability company owned by the current owners of VFM, whereby the limited liability company will continue to utilize James C. King, the Fund's current portfolio manager, to provide day-to-day portfolio management services to the Fund.

         Shareholders of International Equity Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund are being asked to approve the liquidation of their Funds in connection with the Merger. Shareholders of Growth and Income Fund are being asked to approve the reorganization of their Fund into a series of a different corporate entity. As a result of this reorganization, Growth and Income Fund would be advised by a new limited liability company owned by the current owners of VFM, rather than by an entity controlled by LNC.

         In addition, shareholders of all Funds are being asked to elect eight members to each Company's Board of Directors, including one director from the current Boards who has been nominated for reelection. The remaining members of the current Boards are expected to resign immediately prior to closing of the Merger. Shareholders of the Funds that are being asked to approve liquidation or reorganization proposals are being asked to elect directors because they were record holders of their respective Company's shares on the record date for the Meeting and are therefore required to be included among shareholders entitled to vote. Such shareholders will not be affected by the election of directors, however, if the liquidation or reorganization of their respective Fund is approved.

         All of the proposals on which shareholders are being asked to vote, other than the reorganization of Growth and Income Fund, are contingent upon consummation of the Merger. If the Merger is not consummated, the current Boards of Directors will remain in office, the current investment advisory agreements and any current sub- advisory agreements will remain in effect, and International Equity Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund will not be liquidated.


THE PROPOSED MERGER

         VFM currently serves as the investment adviser to each Fund and provides the Funds with administrative, accounting, transfer agency and dividend disbursing services. Voyageur Fund Distributors, Inc. ("VFD"), a wholly owned subsidiary of VFM, acts as the distributor of each Fund's shares. VFM is an indirect wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"), which is owned 49.83% by Michael E. Dougherty and 49.83% equally by James O. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads").

         On January 15, 1997, DFG, Mr. Dougherty and the Pohlads entered into an Agreement and Plan of Merger with LNC (the "Merger Agreement"). The Merger Agreement provides that a wholly owned subsidiary of LNC will be merged with and into DFG, causing DFG to become a wholly owned subsidiary of LNC. This transaction is referred to herein as the "Merger." Prior to the closing date of the Merger (the "Closing Date") a reorganization will be completed (the "Reorganization") whereby certain assets of DFG and its subsidiaries, including all of the assets of VFM used solely or primarily in the private accounts investment advisory business of VFM, will be sold by DFG to certain newly organized limited liability companies. Thus, these assets will not be acquired by LNC in connection with the Merger.

         LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. ("DMC"), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Investment Companies (the "Delaware Group"), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). Delaware Distributors, L.P. ("Delaware Distributors"), also an indirect wholly owned subsidiary of LNC, serves as the national distributor for each open-end fund in the Delaware Group. DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. ("DMH") also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

         Under the Merger Agreement, holders of DFG common stock will receive LNC common stock with a value of approximately $69 million. This amount is subject to certain adjustments, including a downward adjustment in the event that the aggregate net assets of the Funds, other than those Funds for which liquidation has been proposed, and certain other investment companies managed by VFM (collectively, the "Voyageur Funds") as of the Closing Date is less than 90% but equal to or greater than 80% of the aggregate net assets of the Voyageur Funds as of January 14, 1997. In connection with the Reorganization, all issued and outstanding shares of DFG common stock other than those owned by Mr. Dougherty and the Pohlads will be redeemed and all outstanding options (other than those held by certain optionholders receiving compensation under the Merger Agreement) will be canceled. As a result, immediately prior to consummation of the Merger, the issued and outstanding shares of DFG will be owned 50% by Michael E. Dougherty, 16 2/3% by James O. Pohlad, 16 2/3% by Robert C. Pohlad and 16 2/3% by William M. Pohlad.

         The closing of the Merger (the "Closing") is subject to a number of conditions, including a condition that Voyageur Funds which collectively represent at least 90% of the aggregate net assets of the Voyageur Funds as of the Closing Date will, by shareholder vote, have approved new investment advisory agreements and, with respect to the open-end Voyageur Funds, the Boards of Directors of such Funds shall have approved new distribution agreements. In addition, the aggregate net assets of the Voyageur Funds as of the Closing Date shall not be less than 80% of the aggregate net assets of the Voyageur Funds as of January 14, 1997, and the net assets of each of Minnesota Insured Fund, Minnesota Tax Free Fund, Florida Insured Tax Free Fund, Colorado Tax Free Fund and Arizona Insured Tax Free Fund as of the Closing Date shall not be less than 80% of their net assets as of January 14, 1997.

CONSUMMATION OF THE MERGER

         If the Merger is consummated, LNC will own indirectly all of the outstanding voting securities of VFM, which in turn will own all of the outstanding voting securities of VFD. Such new ownership will constitute a change in control of VFM and VFD and will cause the current investment advisory agreements and distribution agreements of each Fund to terminate automatically in accordance with their terms, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Such terminations will necessitate adoption of new agreements for the provision of investment advisory and distribution services. Shareholder approvals of the new investment advisory agreements are required under the 1940 Act and are proposed and described below under "Proposal Two--Proposal to Approve New Investment Advisory Agreements."

         Shareholder approvals of new distribution agreements are not required. However, such agreements have been approved by the Board of Directors of each Company, effective as of such approval. Each Company, on behalf of the Funds in such Company, will enter into new distribution agreements with both VFD and Delaware Distributors that will be identical in all material respects to such Company's current distribution agreement. Delaware Distributors and VFD will act as the co-principal distributors of the Funds' shares. Delaware Distributors, an indirect wholly owned subsidiary of LNC, is the national distributor for all of the mutual funds in the Delaware Group. Under their distribution agreements, VFD and Delaware Distributors will receive payments pursuant to the Funds' Rule 12b-1 Plans of Distribution. The Plans of Distribution, including the Rule 12b-1 fees payable thereunder, will not change as a result of the Merger.


         Following the Merger, it is possible that the businesses of VFM and DMC will be combined to consolidate all investment management activities of the Delaware Group and the Voyageur Funds into one company, and that the businesses of VFD and Delaware Distributors will be combined to consolidate distribution activities for the two groups into one company. In the event that such combinations take place, no change in ultimate control or management of VFM or VFD would occur.


         Each Company has also entered into an administrative services agreement with VFM which, pursuant to its terms, will terminate automatically upon consummation of the Merger. Under the administrative services agreements, VFM acts as the Funds' dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Funds. Following consummation of the Merger, each Company will enter into a shareholder services agreement with Delaware Service Company, Inc. ("Delaware Service") pursuant to which Delaware Service will serve as the shareholder servicing, dividend disbursing and transfer agent for each Fund and a fund accounting agreement with Delaware Service pursuant to which Delaware Service will serve as the accounting agent for each Fund. Delaware Service is an indirect, wholly owned subsidiary of LNC.

         In order to provide continuity in the provision of these services to the Funds, the Merger Agreement requires Dougherty Financial Group LLC ("DFG LLC"), one of the limited liability companies to be formed in the Reorganization discussed above, to provide certain transition services to LNC or one of its subsidiaries after Closing. Accordingly, upon Closing, DFG LLC will enter into a Transition Services Agreement with DMH, an indirect parent company of Delaware Service and a wholly owned subsidiary of LNC, pursuant to which, for a period of up to two years following the Closing Date, DFG LLC shall provide to DMH certain specified services which may include the following: (a) human resources, supervision, general administrative, accounting and employee benefits; (b) fund accounting; (c) transfer agency; (d) legal, tax and compliance; (e) support services for brokers, wholesalers, marketing, customer support, fulfillment, securities trading, investment management, the unit investment trust business and the closed-end funds businesses; (f) hardware and software systems and maintenance; and (g) third-party vendor relationships. Payments under the Transition Services Agreement will be the responsibility of DMH and not of the Funds.


         To provide continuity of management of the Funds, LNC has offered employment contracts to Andrew M. McCullagh, Jr. and Elizabeth H. Howell, which have been accepted. Either Mr. McCullagh or Ms. Howell currently acts as the portfolio manager for each of the Funds that is being asked to approve a new investment advisory agreement other than the following: Florida Limited Term Tax Free Fund, Florida Insured Tax Free Fund, Florida Tax Free Fund, Iowa Tax Free Fund, New York Tax Free Fund, Wisconsin Tax Free Fund, National High Yield Municipal Bond Fund, Growth Stock Fund and Aggressive Growth Fund. LNC has also offered employment to and received acceptances from others involved in the investment process with Mr. McCullagh and Ms. Howell, including assistant portfolio managers and research analysts. In addition, Frank C. Tonnemaker, current president of VFD, and other marketing personnel have accepted employment contracts with LNC. Mr. Tonnemaker is expected to serve in a senior marketing role with responsibility for overseeing the transition of the Funds' management and distribution.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


         Listed below are the nominees for director to be elected by the shareholders of each Company. Current members of each Company's Board of Directors are Clarence G. Frame, Thomas F. Madison, Richard F. McNamara, James
W. Nelson and Robert J. Odegard. Upon closing of the Merger, all of such individuals other than Mr. Madison will resign, and the nominees set forth below will take office. Such individuals have been nominated for election by the current disinterested directors of the Companies. The election of such nominees is contingent upon consummation of the Merger. It is intended that the enclosed proxy will be voted for the shares represented thereby for the election of the persons named below as directors of each Company unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next regular meeting of shareholders or until his or her successor is duly elected and shall qualify. Mr. Madison has been a director of each Company since May 1, 1994. Messrs. Babich, Knerr, Longstreth, Peck and Stork and Ms. Leven are currently directors of each investment company in the Delaware Group. Pertinent information regarding each nominee for at least the past five years is set forth following his or her name below.



                                        Principal Occupation and Business
Name and Age                            Experience During Past 5 Years
------------                            ----------------------------------------


Walter P. Babich (age 69)               Director and/or Trustee of the 18
                                        investment companies in the Delaware
                                        Group; Board Chairman, Citadel
                                        Constructors, Inc., 1988 to present;
                                        Partner, I&L Investors, 1988 to 1991;
                                        Partner, Irwin & Leighton (building
                                        construction), 1986 to 1988.

Anthony D. Knerr (age 58)               Director and/or Trustee of the 18
                                        investment companies in the Delaware
                                        Group; founder and Managing Director,
                                        Anthony Knerr & Associates (consulting
                                        company to non-profit institutions and
                                        organizations), 1991 to present; founder and Chairman of The Publishing Group,
                                        Inc., 1988 to 1990; Executive Vice
                                        President/ Finance and Treasurer,
                                        Columbia University, 1982 to 1988;
                                        lecturer in English, Columbia
                                        University, 1987 to 1989.

Ann R. Leven (age 56)                   Director and/or Trustee of the 18
                                        investment companies in the Delaware
                                        Group; Director of four investment
                                        companies sponsored by Aquila Management
                                        Corporation, 1985 to present; Treasurer,
                                        National Gallery of Art, 1994 to
                                        present; Deputy Treasurer, National
                                        Gallery of Art, 1990 to 1994; Treasurer
                                        and Chief Fiscal Officer, Smithsonian
                                        Institution, 1984 to 1990; Adjunct
                                        Professor, Columbia Business School,
                                        1975 to 1992.

W. Thacher Longstreth (age 76)          Director and/or Trustee of the 18
                                        investment companies in the Delaware
                                        Group; Philadelphia City Councilman,
                                        1984 to present; Consultant, Packard
                                        Press, 1988 to present; President, MLW
                                        Associates (business consulting), 1983
                                        to present; Director, Healthcare
                                        Services Group, 1983 to present;
                                        Director Emeritus, Tasty Baking Company,
                                        1991 to present; Director, MicroLeague
                                        Micromedia, Inc. (computer game
                                        publisher), 1996 to present; Director,
                                        Tasty Baking Company, 1968 to 1991; Vice
                                        Chairman, The Winchell Company
                                        (financial printing), 1983 to 1988.

Thomas F. Madison (age 60)              Director and/or Trustee of the 16
                                        Voyageur investment companies since
                                        1994; President and CEO of MLM Partners,
                                        Inc. since 1993; Chairman of the Board,
                                        Communications Holdings, Inc., since
                                        1996; previously, Vice Chairman--Office
                                        of the CEO, The Minnesota Mutual Life
                                        Insurance Company from February to
                                        September 1994; President of U.S. WEST
                                        Communications--Markets from 1988 to
                                        1993. Mr. Madison currently serves on
                                        the board of directors of Valmont
                                        Industries, Inc. (irrigation systems and steel manufacturing), Eltrax Systems,
                                        Inc. (data communications integration),
                                        Minnegasco, Span Link Communications
                                        (software) and ACI Telecentrics
                                        (outbound telemarketing and
                                        telecommunications).

*Jeffrey J. Nick (age 43)               President, Chief Executive Officer and
                                        Director of Lincoln National Investment
                                        Companies, Inc.; Managing Director,
                                        Lincoln National UK plc, 1992 to
                                        present; responsible for corporate
                                        planning and development, Lincoln
                                        National Corporation, 1989 to 1992;
                                        previously, Arthur D. Little, Inc.
                                        (management consultancy); Chase
                                        Investment Bank (merchant banking).

Charles E. Peck (age 71)                Director and/or Trustee of the 18
                                        investment companies in the Delaware
                                        Group; Secretary/Treasurer, Enterprise
                                        Homes, Inc., 1992 to present; Chairman
                                        and Chief Executive Officer, The Ryland
                                        Group, Inc. (home building), 1981 to
                                        1990.

*Wayne A. Stork (age 59)                Chairman, President, Chief Executive
                                        Officer, Director and/or Trustee of 17
                                        investment companies in the Delaware
                                        Group (which excludes Delaware Pooled
                                        Trust, Inc.), Delaware Management
                                        Holdings, Inc., DMH Corp., Delaware
                                        International Holdings Ltd. and Founders
                                        Holdings, Inc.; Chairman and Director of
                                        Delaware Pooled Trust, Inc., Delaware
                                        Distributors, Inc. and Delaware Capital
                                        Management, Inc.; Chairman, President,
                                        Chief Executive Officer, Chief
                                        Investment Officer and Director of
                                        Delaware Management Company, Inc.;
                                        Chairman, Chief Executive Officer and
                                        Director of Delaware International
                                        Advisers Ltd.; Director of Delaware
                                        Service Company, Inc. and Delaware
                                        Investment & Retirement Services, Inc.;
                                        during the past five years, Mr. Stork
                                        has served in various executive
                                        capacities at different times within the Delaware organization.



* Denotes directors who will be considered to be "interested persons" (as defined by the 1940 Act) of the Companies upon closing of the Merger.

         As of January 31, 1997, the current officers and directors of each Fund as a group beneficially owned less than 1% of each class of outstanding shares of such Fund, except for John G. Taft who owns beneficially approximately 2% of Voyageur Aggressive Growth Fund's Class A shares and 4% of International Equity Fund's Class A shares.

         The Board of Directors of each Company has established an Audit Committee which consists of each of the current directors. If the nominees named above are elected and the Merger is consummated, it is expected that the Audit Committee will be reconstituted at the first meeting of the Boards of Directors following the Closing. The Audit Committee met two times during the most recently ended fiscal year for each Company. The Companies do not have nominating or compensation committees.

         The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of each Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Company on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by each Company from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and each Company's officers and directors.

         For the most recently ended fiscal year of each Company, there were five meetings of the Board of Directors. The only nominee for director at this Meeting, Mr. Madison, attended all meetings of the Board of Directors and of committees of which he was a member that were held while he was serving on the Board of Directors or on such committee.

         No compensation is paid by any Company or Fund to its officers or directors, except that each director who is not an employee of VFM or any of its affiliates currently receives an annual fee of $26,000 for serving as a director of all of the open-end and closed-end investment companies for which VFM acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. Set forth below is the compensation received by each current director from each Company for its most recently ended fiscal year and the aggregate compensation received by each such director from all closed-end and open-end investment companies managed by VFM during the calendar year ended December 31, 1996.




                                                                     DIRECTOR
COMPENSATION                      ----------------------------------------------------------------------------
FROM EACH COMPANY                 MR. FRAME      MR. MCNAMARA       MR. MADISON    MR. NELSON      MR. ODEGARD
-----------------                 ---------      ------------       -----------    ----------      -----------
Tax Free Funds                   $   6,126         $    6,126        $   6,126      $   6,126      $    6,126
Intermed. Tax Free Funds         $     911         $      911        $     911      $     911      $      911
Insured Funds                    $   7,088         $    7,088        $   7,088      $   7,088      $    7,088
Mutual Funds Inc.                $   1,462         $    1,462        $   1,462      $   1,462      $    1,462
Mutual Funds II                  $   4,682         $    4,682        $   4,682      $   4,682      $    4,682
Mutual Funds III                 $     375         $      375        $     375      $     375      $      375
Investment Trust                 $   4,817         $    4,817        $   4,817      $   4,817      $    4,817
Investment Trust II              $      36         $       36        $      36      $      36      $       36

TOTAL COMPENSATION
FROM FUND COMPLEX                $  25,500         $   25,500        $  25,500      $  25,500      $   25,500
--------------------

* Director compensation paid during the first quarter of 1996 was based on an annual fee of $24,000, which was subsequently increased to $26,000.


VOTE REQUIRED


         EACH COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF SUCH COMPANY VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS NEW DIRECTORS OF SUCH COMPANY. The vote of a majority of shares of each Company represented at the meeting and entitled to vote, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.


                                  PROPOSAL TWO
             PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

         As discussed above, the Merger will cause the current investment advisory agreement of each Fund (individually a "Current Agreement" and collectively the "Current Agreements") to terminate automatically in accordance with its terms, as required by the 1940 Act. Such terminations will necessitate adoption by each Fund of a new investment advisory agreement for the provision of such services (individually a "New Agreement" and collectively the "New Agreements"). Under the 1940 Act, each Fund's New Agreement must be approved by the Fund's shareholders.

         Shareholders of the following Funds are being asked to approve New Agreements with VFM:


         Arizona Fund                    Minnesota Insured Fund
         Arizona Insured Fund            Minnesota Limited Term Fund
         California Fund                 Missouri Insured Fund
         California Insured Fund         New Mexico Fund
         Colorado Fund                   North Dakota Fund
         Idaho Fund                      Oregon Insured Fund
         Iowa Fund                       Utah Tax Free Fund
         Kansas Fund                     Washington Insured Fund
         Minnesota Fund                  Wisconsin Fund
         Minnesota High Yield Fund

         For each such Fund (other than Iowa Fund and Wisconsin Fund), the principal portfolio manager, either Andrew M. McCullagh, Jr. or Elizabeth H. Howell, will remain unchanged. For Iowa Fund and Wisconsin Fund, VFM will continue as investment adviser, but the portfolio manager will be changed from Steven P. Eldredge to Ms. Howell. Biographical information on Mr. McCullagh and Ms. Howell can be found below under "Executive Officers of Voyageur Funds."


         Shareholders of the following Funds are being asked to approve New Agreements with DMC:


         Aggressive Growth Fund          Growth Stock Fund
         Florida Fund                    National High Yield Fund
         Florida Insured Fund            New York Fund
         Florida Limited Term Fund

         DMC is an indirect wholly owned subsidiary of LNC. Portfolio managers of the Funds managed by DMC will be individuals currently employed by DMC, except as discussed below. Biographical information for the individuals who are expected to manage the Funds after consummation of the Merger can be found below under "Executive Officers of Voyageur Funds."

         After the Merger, Aggressive Growth Fund will be managed by Edward N. Antoian and Gerald S. Frey. Florida Insured Fund, Florida Limited Term Fund, Florida Fund, National High Yield Fund and New York Fund will be managed by Patrick P. Coyne and Mitchell L. Conery. Mr. McCullagh will assist Messrs. Coyne and Conery in the management of Florida Insured Fund, Florida Limited Term Fund and Florida Fund. Growth Stock Fund will continue to be managed by James C. King pursuant to a sub-advisory agreement with VAM Asset Management LLC. See Proposal Three below.


BOARD OF DIRECTORS RECOMMENDATION

         The Boards of Directors of each Company, including the disinterested directors, voted to approve the New Agreements. For information about each Board's deliberations and the reasons for its recommendation, please see "Evaluation of the Merger by the Boards of Directors" near the end of this Proposal Two.

         The Boards of Directors recommend that shareholders of each Fund vote FOR approval of such Fund's New Agreement.

COMPARISON OF NEW AGREEMENTS AND CURRENT AGREEMENTS


         The material differences between the Funds' New Agreements and the Funds' Current Agreements are discussed below. A form of New Agreement is attached to this Proxy Statement as Exhibit A. The following discussion is qualified in its entirety by reference to the text of such New Agreement. If approved by shareholders, the New Agreements will take effect upon consummation of the Merger.


         ADVISORY SERVICES. Pursuant to both the Current Agreements and the New Agreements, either VFM or DMC, as the case may be (sometimes referred to hereinafter as the "Adviser"), has the sole and exclusive responsibility for the management of the respective Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment policies and restrictions of the Fund and subject to the supervision of the Company's Board of Directors; provided that under the New Agreements the Adviser may retain one or more sub-advisers. See "Ability to Retain a Sub-Adviser" below. Under the Current Agreements and the New Agreements the Adviser is required to furnish, at its own expense, office facilities, equipment and personnel for servicing the investments of each Fund. In addition, the Adviser is required, if a Company so requests, to arrange for its officers and employees to serve without compensation from the Funds as directors, officers or employees of the Companies if duly elected to such positions by the shareholders or directors of the Companies.


         COMPENSATION. Investment advisory fees payable by each Fund under its Current Agreement are identical to fees which will be payable under its New Agreement except that, as described in the following paragraph, under certain Current Agreements, VFM is contractually obligated to waive its advisory fee if total Fund operating expenses exceed a certain level. As compensation for the Adviser's services, each Fund is obligated to pay to the Adviser a monthly investment advisory fee in the amount set forth in the table on page 13, below. The fee is based on the average daily value of each Fund's net assets at the close of business of each business day.


         FEE AND EXPENSE LIMITATIONS. Under each Fund's Current Agreement (other than the Current Agreements of Growth Fund, Aggressive Growth Fund and Growth and Income Fund), VFM is contractually obligated to waive its advisory fee if and to the extent that aggregate Fund operating expenses exceed 1% of the Fund's average daily net assets. Fund operating expenses are defined to include, among other expenses, the advisory fee paid to VFM under the Current Agreement, the administrative services fee paid to VFM under the Fund's Administrative Services Agreement and deferred organizational costs, but to exclude interest, taxes, brokerage fees and commissions, insurance premiums on portfolio securities (with respect to those Funds that invest in insured municipal bonds) and Rule 12b-1 plan fees. The Current Agreements of Growth Fund, Aggressive Growth Fund and Growth and Income Fund do not include contractual expense limitation provisions.

         The New Agreements will not include any contractual expense limitation provisions. However, DMC has committed, for a period of two years following the date of Closing, to voluntarily waive fees and/or pay Fund expenses to the same extent, if any, as would have been necessary to comply with such contractual provisions.

         Under both the Current Agreements and the New Agreements, all costs and expenses incurred in the operation of the Funds, to the extent not specifically assumed by the Adviser or the Funds' distributor, are the responsibility of the Funds.

         ABILITY TO RETAIN A SUB-ADVISER. The Current Agreements provide that VFM shall have the sole and exclusive responsibility for the management of each Fund's investment portfolio and for making and executing all investment decisions for each Fund. Each New Agreement authorizes the Adviser, at its expense, to retain a sub-adviser or sub-advisers to perform some or all of the services for which the Adviser is responsible under the New Agreement. Any retention of a sub-adviser is subject to approval by the Board of Directors and the shareholders of the respective Fund.


         STANDARD OF CARE. The Current Agreements do not contain an explicit standard of care. The New Agreements provide that, unless there is willful misfeasance, bad faith, gross negligence or a reckless disregard by the Adviser of its duties, the Adviser shall not be liable to the Funds or their shareholders for any action or omission in the course of, or connected with, rendering services under the New Agreements or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.


         PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE. The New Agreements each provide that, subject to the primary objective of obtaining the best available prices and execution, the Adviser may place orders with brokers or dealers who provide brokerage and research services to the Adviser or its advisory clients. The New Agreements also provide that, to the extent consistent with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds to which the Adviser provides advisory services. The services which may be provided to the Adviser include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services will be used by the Adviser in connection with its investment decision-making process with respect to one or more Funds and accounts that it manages, and need not be used, or used exclusively, with respect to the Fund or account generating the brokerage. The New Agreements also provide that higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. There are no provisions in the Current Agreements addressing these issues. Disclosure in each Fund's current Prospectus and Statement of Additional Information provides, however, that the Adviser may engage in such practices.

         TERM. If approved by shareholders, the New Agreements will become effective upon consummation of the Merger and will have initial terms of two years. Thereafter, as is also the case with the Current Agreements, each Fund's New Agreement will continue from year to year only if approved annually (a) by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the directors of the Fund who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors of the Fund called for the purpose of voting on such approval. In the case of both the New Agreements and the Current Agreements, each Agreement may be terminated by the Fund or by the Adviser on 60 days' notice to the other party, and terminates automatically upon its assignment.

OTHER INFORMATION RELATED TO ADVISORY AGREEMENTS


         The first table below sets forth for each Fund the date of such Fund's Current Agreement, the date on which such Agreement was last submitted to a vote of the shareholders of the Fund, the purpose of such submission, the rate of compensation payable under such Agreement, advisory fees paid to and waived by VFM for the Fund's last fiscal year and the Fund's net assets at December 31, 1996. The second table sets forth for each Fund's last fiscal year administrative services fees paid to VFM under the Fund's Administrative Services Agreement, commissions retained by VFD under the Fund's Distribution Agreement, and Rule 12b-1 fees paid to VFD under the Fund's Plan of Distribution.


                                Date Last                                                               Net Assets
                   Date of    Submitted to   Purpose of       Rate of        Advisory      Advisory      of Fund
                    Agmt      Shareholders   Submission    Compensation*     Fees Paid    Fees Waived  at 12/31/96
                   -------    ------------   ----------    -------------     ---------    -----------  -----------

AZ Insured          11/1/93     10/13/93         (3)          0.50%        $1,119,609     $      0     $212,922,363
AZ Tax Free          3/1/95          (4)         (4)          0.50%        $   55,464     $ 55,464     $ 13,268,431
CA Insured          11/1/93     10/13/93         (3)          0.50%        $  192,101     $ 75,000     $ 37,323,194
CA Tax Free          3/1/95          (4)         (4)          0.50%        $    7,369     $  7,369     $  1,972,477
CO Tax Free         11/1/93      9/28/94         (2)          0.50%        $1,865,515     $      0     $364,022,636
FL Ltd Term          5/2/94          (4)         (4)          0.40%        $   11,429     $ 11,429     $  4,255,243
FL Insured          11/1/93     10/13/93         (3)          0.50%        $1,074,026     $ 25,000     $195,392,923
FL Tax Free          3/1/95          (4)         (4)          0.50%        $   29,915     $ 29,915     $  7,411,424
MN Ltd Term         11/1/93     10/13/93         (3)          0.40%        $  281,038     $      0     $ 67,569,891
MN Insured          11/1/93     10/13/93         (3)          0.50%        $1,518,301     $      0     $314,820,291
MN Tax Free         11/1/93     10/13/93         (3)          0.50%        $2,222,690     $      0     $437,696,176
MN High Yield        6/3/96          (4)         (4)          0.65%        $   17,203     $ 17,203     $  9,705,551
ID Tax Free         12/1/94          (4)         (4)          0.50%        $  131,410     $130,000     $ 33,451,212
IA Tax Free         11/1/93          (4)         (4)          0.50%        $  217,160     $  5,000     $ 42,352,589
KS Tax Free         11/1/93     10/13/93         (3)          0.50%        $   60,154     $ 30,000     $ 12,668,250
MO Insured          11/1/93     10/13/93         (3)          0.50%        $  290,247     $ 95,000     $ 59,885,472
NTL High Yield     11/13/96          (4)         (4)          0.65%        $  140,548     $ 35,572     $ 59,192,976
NY Tax Free        11/20/96          (4)         (4)          0.50%        $   17,615     $ 17,615     $ 10,351,401
NM Tax Free         11/1/93     10/13/93         (3)          0.50%        $  107,784     $      0     $ 21,268,754
ND Tax Free         11/1/93     10/13/93         (3)          0.50%        $  175,239     $      0     $ 34,454,124
OR Insured          11/1/93     10/13/93         (3)          0.50%        $  124,769     $ 65,000     $ 26,031,139
UT Tax Free         11/1/93     10/13/93         (3)          0.50%        $   21,935     $ 21,935     $  4,258,007
WA Insured          11/1/93     10/13/93         (3)          0.50%        $   12,662     $ 12,662     $  2,917,416
WI Tax Free         11/1/93          (4)         (4)          0.50%        $  141,262     $ 10,000     $ 30,186,630
Agg Growth          5/16/94          (4)         (4)          1.00%        $   34,256     $ 25,000     $  5,442,223
Growth               9/1/95      8/21/95         (1)          1.00%        $  222,957     $ 25,000     $ 32,079,713
--------------------
*        As a percentage of average daily net assets.
(1)      To approve an increase in advisory fees.
(2)      To ratify the Advisory Agreement.
(3)      To approve a new Advisory Agreement (same terms and fees) with VFM as a result of a change in control in the Adviser. (4) Not submitted to public shareholders.


                                                                Commissions
                                                                Retained by
                    Administrative                               VFD under        Rule 12b-1
                       Fees Paid          Administrative       Distribution        Fees Paid        Rule 12b-1
                        to VFM              Fees Waived          Agreement          to VFD          Fees Waived
                    --------------        --------------       -------------      -----------       -----------
AZ Insured              $307,939            $      0             $ 40,338          $ 140,267        $ 293,789
AZ Tax Free             $ 35,594            $ 34,536             $ 13,217          $  21,757        $   2,854
CA Insured              $ 85,853            $      0             $ 14,226          $  38,694        $  22,641
CA Tax Free             $ 20,859            $ 21,559             $  1,641          $   1,892        $     811
CO Tax Free             $438,237            $      0             $ 68,666          $ 320,190        $ 500,871
FL Ltd Term             $ 23,812            $ 21,512             $  1,233          $   4,623        $   5,417
FL Insured              $324,664            $      0             $ 20,261          $  14,422        $ 483,322
FL Tax Free             $ 28,312            $ 30,812             $  5,271          $   6,210        $   3,755
MN Ltd Term             $115,484            $      0             $  5,306          $  80,724        $     124
MN Insured              $353,378            $      0             $ 33,673          $  55,021        $   6,996
MN Tax Free             $504,689            $      0             $ 69,682          $ 264,477        $   8,024
MN High Yield           $ 12,121            $ 13,721             $     20          $   7,608        $       0
ID Tax Free             $ 64,457            $      0             $ 32,689          $  28,358        $   9,559
IA Tax Free             $103,079            $      0             $ 26,641          $   9,593        $  58,179
KS Tax Free             $ 42,148            $      0             $  7,686          $  11,977        $  16,119
MO Insured              $130,186            $      0             $ 29,607          $  50,306        $ 103,956
NTL High Yield          $  8,025            $      0             $      0          $      27        $  17,451
NY Tax Free             $  3,400            $  5,447             $      1          $     288        $       0
NM Tax Free             $ 57,384            $      0             $  6,724          $   4,600        $  41,408
ND Tax Free             $ 88,034            $      0             $  5,425          $   2,849        $  72,351
OR Insured              $ 66,238            $      0             $ 20,166          $  24,373        $  33,580
UT Tax Free             $ 26,694            $  8,065             $    800          $   2,499        $   9,557
WA Insured              $ 23,166            $ 21,966             $  2,196          $   1,938        $   4,501
WI Tax Free             $ 71,833            $      0             $ 11,170          $   7,264        $  21,850
Agg Growth              $ 26,121            $      0             $    608          $     227        $       0
Growth                  $ 80,534            $      0             $  6,662          $  47,797        $       0
Growth & Income         $ 14,750            $ 10,744             $      0          $      30        $       0


FEES AND EXPENSES


         As discussed above, certain Current Agreements contain contractual expense limitations. The New Agreements will not contain any such limitations. However, DMC has committed for a period of two years following the date of the Closing of the Merger to voluntarily waive fees and/or pay Fund expenses to the same extent, if any, as would have been necessary had such contractual expense limitations ("Contractual Limitations") remained in place. VFM also committed in the current Prospectuses for certain of the Funds to voluntarily waive fees or reimburse Fund expenses in such a manner as would result in each such Fund being charged fees and expenses that would approximate those set forth in the Fees and Expenses tables appearing in those Prospectuses ("Prospectus Waivers").

         In addition to the Contractual Limitations and Prospectus Waivers described above, VFM and VFD have, on a voluntary basis, waived additional fees and reimbursed additional Fund expenses for certain Funds. The amount of such additional voluntary fee waivers and expense reimbursements has varied from year to year depending on VFM's and VFD's assessment of market conditions. Senior management of VFM and VFD have reviewed with senior management of DMC, Delaware Distributors and Delaware Service the amount of such additional fees and expenses that VFM and VFD expected to voluntarily waive or reimburse during 1997 and the expected total expense ratios for each Fund for 1997, after taking into account such additional voluntary fee waivers and expense reimbursements.

         In addition to adhering to the Contractual Limitations for the two-year period after Closing, DMC has committed to adhere to all Prospectus Waivers for so long as specified in the current Fund Prospectuses and, through December 31, 1997, has committed to waive fees and/or pay Fund expenses to the extent necessary to cause the total expense ratio for Class A shares of each Fund to equal the expense ratio that senior management of VFM and VFD projected to maintain for such class of each such Fund during 1997. Expense ratios for Class B and Class C of each Fund are expected to vary from the expense ratio for Class A by the amount of the difference in the Rule 12b-1 plan fees payable for each class. The expense ratios projected to be maintained by senior management of VFM and VFD for 1997 are not higher than the expense ratios set forth in the Fees and Expenses tables in the above-referenced Prospectuses, after taking into account the Prospectus Waivers.

         In accordance with DMC's standard process, it is expected that, commencing in 1998, the voluntary fee waivers and expense limitations described in this paragraph will be reviewed on a semi-annual basis and may be adjusted or eliminated from time to time based on factors determined by DMC, Delaware Distributors and Delaware Service to be relevant. Notwithstanding any possible adjustment or elimination of voluntary fee waivers or expense limitations, fees paid to VFM or DMC for investment management services after the Closing will not exceed those set forth in the New Agreements being considered for approval at the Meeting unless shareholder approval is obtained. In addition, Rule 12b-1 Plan payments for each class of the Fund will not exceed the levels set forth in the Funds' existing Rule 12b-1 Plans without shareholder approval.


EVALUATION OF THE MERGER BY THE BOARDS OF DIRECTORS


         On January 15, 1997, the Boards of Directors of the Companies were informed by VFM that DFG had entered into the Merger Agreement. After such notification, the Boards were advised by counsel to the Funds regarding their fiduciary obligations and the nature and extent of the information that they should consider requesting in order to evaluate the New Agreements and the potential impact of the Merger on the Funds and their shareholders. A special meeting of the Boards was held on January 28, 1997, at which meeting the Boards met with various executive officers of LNC, DMC, Delaware Distributors and Delaware Service ("DMH representatives"). These individuals presented to Board members background information on LNC, information on DMC, including its experience in municipal bond fund, fixed income fund and equity fund management, and the structure of and rationale behind the proposed Merger. They also discussed with Board members the organizational continuity that would follow the Merger, noting in particular that the majority of the Funds would continue to be managed by their current portfolio managers. They also discussed the capabilities of Delaware Distributors and Delaware Service and described the Transition Services Agreement referred to above that was designed to help provide continuity with respect to shareholder servicing, fund accounting and dividend disbursing and transfer agency services. DMH representatives summarized other benefits that the Merger, in their opinion, could bring to Fund shareholders, including benefits in the areas of customer service and fund accounting, improved distribution as a result of the strength of Delaware Distributors, and access through a net asset value exchange privilege to all open-end mutual funds in the Delaware Group.

         At the meeting, the Boards appointed a special committee made up of disinterested directors (the "Special Committee") to further consider and make recommendations to the Boards as to the appropriateness of the proposed transactions. Those directors who are members of the Special Committee are James
W. Nelson and Thomas F. Madison. On February 5, 1997, the Special Committee traveled to DMH's headquarters and met with senior management representatives of DMC, Delaware Distributors and Delaware Service to review various aspects of the proposed Merger, the background of DMC and its affiliates, DMC's operational capabilities and compliance functions and future plans for the Funds. The Special Committee also met with outside counsel to the funds in the Delaware Group, a representative of Ernst & Young LLP ("Ernst & Young"), the independent public accountants to the funds in the Delaware Group, proposed portfolio managers for some of the Funds and with certain nominees to the Funds' Boards.

         At a meeting on February 7, 1997, the Boards of Directors of the Funds met to review with the Special Committee the findings of such committee. The Boards also met with senior management representatives of DMC, Delaware Distributors and Delaware Service and reviewed substantial additional information, including information regarding the following points: (a) the structure of the Merger; (b) the performance and abilities of DMC, including performance information for funds in the Delaware Group; (c) benefits of the Merger to Fund shareholders; (d) Fund expenses following the transaction; (e) proposed staffing and personnel relative to the Funds; (f) organizational style;
(g) the financial condition of LNC and its affiliates; (h) the fact that consolidations of the Funds currently are not being considered; (i) anticipated changes in Fund officers and counsel; (j) the compliance philosophy and record of DMC and its affiliates; (k) distribution, shareholder servicing and fund accounting; and (l) pro forma profitability information (in connection with providing advisory, distribution and other services to the Funds) for DMC, Delaware Distributors and Delaware Service, assuming consummation of the Merger. The Boards were also informed at such meeting that DMC anticipates that it will recommend, at some point after consummation of the Merger, that Ernst & Young be appointed as the independent public accountants for the Companies.

         A final meeting of the Boards was held on February 14, 1997 for the purpose of approving the Funds' New Agreements. At such meeting, each Company's Board recommended that the shareholders of each Fund that is a series of such Company approve the Fund's New Agreement, to become effective as of the closing of the Merger. During its deliberations the Boards noted, in particular, the following:

         * Each Fund's New Agreement contains substantially the same material terms and conditions as are contained in the Fund's Current Agreement except that, as discussed above, the New Agreements do not contain contractual expense limitation provisions, they allow the Adviser to retain one or more sub-advisers and they contain explicit standards of care.


         * DMC has committed, for a period of two years following the date of Closing, to voluntarily waive fees and/or pay Fund expenses to the same extent, if any, as would have been necessary to comply with the contractual expense limitations in the Current Agreements.

         * The Funds will not bear any costs or expenses in connection with the Merger, including the costs of this proxy solicitation.


         * No change in any Fund's investment objectives or fundamental policies are currently contemplated in connection with the Merger.


         * The Merger is expected to result in a number of benefits to shareholders, including access through a net asset value exchange privilege to all of the open-end mutual funds in the Delaware Group.

         * The Merger is not expected to cause any change in the investment personnel managing the majority of the Funds.

         The Board also considered Section 15(f) of the 1940 Act during its deliberations. Section 15(f) provides a "safe harbor" from the 1971 case of ROSENFELD V. BLACK, in which the U.S. Court of Appeals for the Second Circuit held that an investment adviser is prohibited from benefitting financially in connection with the sale or assignment of its advisory office to another investment adviser. Under the ROSENFELD analysis, any compensation received by an investment adviser or an affiliate thereof in connection with the transfer or assignment of an investment advisory agreement arguably would be prohibited if all or any portion of such compensation constitutes consideration for the assistance by such investment adviser or affiliate thereof in facilitating the transfer of the investment advisory office to the successor adviser. The Section 15(f) safe harbor is available if two conditions are met. First, for a period of three years after the transaction at least 75% of the board members of the investment company must not be "interested persons" (within the meaning of the 1940 Act) of the new or predecessor investment adviser. The Board of Directors which shareholders are being asked to elect in Proposal One, above, consists of eight directors, two of whom, Jeffrey J. Nick and Wayne A. Stork, are interested persons of LNC, and none of whom are interested persons of VFM. Accordingly, the composition of the proposed Board of Directors would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during a two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In connection therewith, LNC represented to the Board that it will use its best efforts to assure that the Funds do not execute any portfolio transactions through an affiliate of LNC for a period of at least two years following consummation of the Merger.

         LNC has represented in the Merger Agreement that neither LNC nor any of its affiliates has any express or implied understanding or arrangement which would impose an unfair burden on any of the Funds or would in any way violate
Section 15(f) of the 1940 Act as a result of the transactions contemplated by the Merger Agreement.

VOTE REQUIRED

         THE BOARDS OF DIRECTORS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF APPROVAL OF SUCH FUND'S NEW AGREEMENT. Approval of the proposal for a Fund requires the favorable vote of a majority of the outstanding shares of such Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote to approve the New Agreements.

                                 PROPOSAL THREE
                  PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT
                 PURSUANT TO WHICH VOYAGEUR ASSET MANAGEMENT LLC
                  WOULD MANAGE THE ASSETS OF GROWTH STOCK FUND

THE PROPOSED SUB-ADVISORY AGREEMENT


         As set forth in Proposal Two, shareholders of Growth Stock Fund are being asked to approve a new investment advisory agreement with DMC. DMC proposed that the Board of Directors approve a sub-advisory agreement (the "Sub-Advisory Agreement") between DMC and Voyageur Asset Management LLC ("VAM LLC"). It is expected that VAM LLC will be a wholly owned subsidiary of DFG LLC formed as a part of the Reorganization. See "Background." After the Merger, VAM LLC is expected to conduct the private account investment advisory business formerly conducted by VFM. The current portfolio manager for Growth Stock Fund, James C. King, will be an employee of VAM LLC following the Merger and, if the proposed Sub-Advisory Agreement is approved, will continue to act as Growth Stock Fund's portfolio manager after the Merger. Mr. King was a director of VFM and VFD from 1993 through 1995 and has been a Senior Equity Portfolio Manager of VFD since 1990. He has over 30 years of investment experience. The Board of Directors of Growth Stock Fund has approved, and recommends that Growth Stock Fund shareholders approve, the Sub-Advisory Agreement. If approved by shareholders, the Sub-Advisory Agreement would be effective upon closing of the Merger.

         DMC believes that it has the capacity among its existing investment personnel to manage Growth Stock Fund without the assistance of a sub-adviser but has at this point determined to utilize a sub-adviser to enhance the continuity in the provision of investment management services for existing Growth Stock Fund shareholders. In fact, DMC under the proposed investment management agreement intends to be actively involved in the management of Growth Stock Fund. At such time as DMC determines that it would be prudent to manage the Growth Stock Fund without the assistance of a sub-adviser, it may, consistent with the terms of the Sub-Advisory Agreement, terminate such agreement.


         The form of Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the Sub-Advisory Agreement.

         Under the terms of the Sub-Advisory Agreement, and subject to the supervision of DMC, VAM LLC will direct the investment of Growth Stock Fund's assets and will be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets and resources. VAM LLC will make all determinations with respect to the investment of the assets of Growth Stock Fund and will take such steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of the Fund.


         The Sub-Advisory Agreement provides that DMC shall pay VAM LLC a monthly management fee at an annual rate of .50% of Growth Stock Fund's average daily net assets during each month (provided that, to the extent that DMC undertakes in Growth Stock Fund's Registration Statement or elsewhere to waive its investment advisory fee, VAM LLC has agreed to proportionately waive its sub-advisory fee). VAM LLC's sub-advisory fee will be paid by DMC, not by Growth Stock Fund.

         As is the case with the proposed investment advisory agreement for Growth Stock Fund, the Sub-Advisory Agreement provides that, subject to the primary objective of obtaining the best available prices and execution, VAM LLC may place orders with brokers or dealers who provide brokerage and research services to VAM LLC or its advisory clients. See "Proposal Two--Comparison of New Agreements and Current Agreements--Portfolio Transactions and Allocation of Brokerage."


         The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of Growth Stock Fund or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to DMC and VAM LLC, by DMC on 60 days' written notice to VAM LLC, or by VAM LLC on 60 days' written notice to the DMC. The Sub-Advisory Agreement shall have an initial term of two years and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of Growth Stock Fund, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

THE BOARD'S CONSIDERATIONS

         The Sub-Advisory Agreement was approved by the Growth Stock Fund's Board of Directors, subject to shareholder approval, at a meeting called for the purpose of voting on the Sub-Advisory Agreement held February 14, 1997. Prior to approving the Sub-Advisory Agreement, the Board considered a variety of factors, including: (a) the historical performance of Growth Stock Fund under current management; (b) the nature, quality and extent of the services proposed to be provided by VAM LLC pursuant to the Sub-Advisory Agreement; (c) DMC's role in supervising VAM LLC in its capacity as sub-adviser to DMC; and (d) the reasonableness of the proposed fee allocation between DMC and VAM LLC in light of the reduced investment role but continued overall responsibility of DMC.

VOTE REQUIRED

         THE BOARD OF DIRECTORS OF GROWTH STOCK FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT. Adoption of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed Sub-Advisory Agreement.

                                  PROPOSAL FOUR
                     PROPOSAL TO APPROVE THE LIQUIDATION OF
           INTERNATIONAL EQUITY FUND, NATIONAL INSURED TAX FREE FUND,
                       NATIONAL LIMITED TERM TAX FREE FUND
                           AND NATIONAL TAX FREE FUND

INTRODUCTION


         On February 7, 1997, the Boards of Directors of International Equity Fund, National Insured Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund (individually a "Liquidating Fund" and collectively the "Liquidating Funds") considered the recommendation of VFM that such Funds be liquidated and terminated. A Plan of Liquidation and Termination for each such Fund (individually a "Liquidation Plan" and collectively the "Liquidation Plans") was subsequently adopted by the Boards on February 14, 1997, subject to shareholder approval. A copy of the form of Liquidation Plan is attached as Exhibit C to this Proxy Statement. If the Liquidation Plan is approved by a Liquidating Fund's shareholders, the portfolio securities and other assets of such Fund will be sold, creditors will be paid or reserves for such payments established, and the net proceeds of such sales will be distributed to shareholders in cash, pro rata in accordance with their shareholdings. With respect to each Fund, approval of the Liquidation Plan will be considered approval of an amendment to the articles of incorporation of such Fund's Company required to effect the Liquidation Plan.


BACKGROUND

         In connection with the Merger described at the beginning of this Proxy Statement under "Background," LNC and VFM determined that neither VFM nor DMC would act as investment adviser to the Liquidating Funds after consummation of the Merger. LNC's and VFM's determination was based primarily upon the small size of each of the Liquidating Funds, the fact that each of the Liquidating Funds is duplicative of a fund offered within the Delaware Group, and the cost of and amount of time available to complete a merger of each Liquidating Fund into its corresponding Delaware Group fund prior to or at the time of Closing. The Liquidating Funds had the following net asset values as of December 31, 1996:

                Fund                                             Net Assets
                ----                                             ----------

      International Equity Fund                                $   2,560,777
      National Insured Tax Free Fund                           $  32,030,258
      National Limited Term Tax Free Fund                      $   1,184,425
      National Tax Free Fund                                   $   3,737,821

         Shareholders of the Liquidating Funds will be given the opportunity to invest their redemption or liquidation proceeds in Class A shares of any open-end mutual fund in the Delaware Group (including the Voyageur Funds that become members of the Delaware Group as a result of the Merger) at net asset value, without the imposition of any front-end sales charge, for a period of one year following the liquidation of the shareholder's Fund.

THE BOARDS' CONSIDERATIONS


         At the meeting of the Boards of Directors held on February 7, 1997, VFM reviewed LNC's conclusion with the Boards. VFM noted that VAM LLC has decided that it will not manage the Liquidating Funds after the Merger on a continuing basis, since VAM LLC intends to retain generally only those assets related to the management of private accounts and certain non-retail mutual funds. VFM also expressed its opinion that, given the small size of each of the Liquidating Funds, it would be difficult to find an alternative investment adviser interested in managing such Funds. VFM then reviewed the tax consequences of a liquidation with the Boards, explaining that the payment of liquidation distributions will be a taxable event to shareholders. Finally, VFM informed the Boards that shareholders of the Liquidating Funds would be given the opportunity to invest their redemption or liquidation proceeds in Class A shares of any open-end mutual fund in the Delaware Group (including the Voyageur Funds that become members of the Delaware Group) at net asset value, without the imposition of any front-end sales charge.

         On February 14, 1997, the Boards of Directors, including all of the independent directors, unanimously approved for each Liquidating Fund its Liquidation Plan and determined to recommend that shareholders of each Liquidating Fund approve its respective Liquidation Plan.


         If shareholders of a Fund do not approve liquidation, the Board of Directors will meet to determine an alternative course of action. Liquidation of the Funds is contingent upon consummation of the Merger.


SUMMARY OF THE LIQUIDATION PLANS AND RELATED TRANSACTIONS

         For each Liquidating Fund, such Fund's Liquidation Plan will become effective upon consummation of the Merger (the "Effective Date"). From the Effective Date through the completion of liquidation, VAM LLC will act on an interim basis as the investment adviser for each Liquidating Fund. As soon as practicable after the Effective Date of a Liquidating Fund's Liquidation Plan, such Fund will complete the sale of its portfolio securities in order to convert its assets to cash. After the Effective Date, such Fund will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing such assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund. All contracts entered into by or on behalf of a Liquidating Fund will terminate upon consummation of the transactions contemplated by such Fund's Liquidation Plan. After the Effective Date of a Liquidating Fund's Liquidation Plan, and in any event within 60 days thereafter, such Fund will mail to each shareholder of record who has not redeemed such shareholder's shares a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution. Shareholders of the Liquidating Funds may reinvest their redemption proceeds or the proceeds of their liquidating distributions in Class A shares of any of the mutual funds in the Delaware Group at net asset value without the imposition of any front-end sales charge for a period of one year following liquidation of the shareholder's Fund.

         After the distribution of assets to shareholders, each Liquidating Fund will be terminated in accordance with its Liquidation Plan and applicable provisions under Minnesota law. The Liquidation Plans provide that the Boards of Directors may authorize such variations from, or amendments to, the provisions of the Liquidation Plans as may be necessary or appropriate to effect the complete liquidation and termination of the Liquidating Funds in accordance with the purposes to be accomplished by the Liquidation Plans.

         The adoption of the Liquidation Plan by a Liquidating Fund will not affect the right of shareholders of such Fund to redeem shares of such Fund at their then current net asset value per share any day prior to the day the liquidating distribution is made.


FEDERAL INCOME TAX CONSEQUENCES

         PAYMENT BY A LIQUIDATING FUND OF LIQUIDATION DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATING DISTRIBUTION.

         Each Liquidating Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets. The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and (b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

         Immediately prior to declaring the liquidating distribution, National Insured Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund will declare a dividend of all current but undistributed tax-exempt interest income. Shareholders will be entitled to treat this amount as an exempt-interest dividend, I.E., as tax-exempt interest income in their hands. This tax-exempt dividend will be paid at the same time as the liquidating distribution, and shareholders will be notified of the portion of the total distribution that constitutes the tax-exempt interest dividend. The balance of the liquidating distribution will be treated as an amount realized from the sale of Fund shares, as discussed above.

         Each Liquidating Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who fail to certify to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

         The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations, pension plans, Individual Retirement Accounts or non-resident aliens. This summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

VOTE REQUIRED


         EACH LIQUIDATING FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF APPROVAL OF SUCH FUND'S LIQUIDATION PLAN. For each Liquidating Fund, the affirmative vote of a majority of the outstanding shares of the Fund is required to approve the Liquidation Plan.


                                  PROPOSAL FIVE
                       PROPOSAL FOR GROWTH AND INCOME FUND
               TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

INTRODUCTION


         Shareholders of Growth and Income Fund (for purposes of this Proposal Five, the "Fund") are being asked to consider and vote upon an Agreement and Plan of Reorganization, dated as of February 14, 1997 (the "Reorganization Plan"), by and between Voyageur Mutual Funds III, Inc. ("Voyageur III"), on behalf of the Fund, and VAM Institutional Funds, Inc. ("VAM Funds"), on behalf of a newly formed series of VAM Funds which is also called Growth and Income Fund (the "New Fund"). Pursuant to the Reorganization Plan, all of the assets of the Fund would be acquired by New Fund (which, prior to such time, would have no assets) and shareholders of the Fund would become shareholders of New Fund and would receive shares in New Fund equal to the value of their holdings in the Fund on the date of such transaction (the transactions described above are referred to as the "Fund Reorganization"). The shares to be issued by New Fund pursuant to the Fund Reorganization ("New Fund Shares") will be issued at net asset value without a sales charge. Each Fund shareholder will receive New Fund shares that are of the same class as such shareholder's Fund shares (i.e., Class A, Class B or Class C). A vote in favor of the Reorganization Plan will be considered a vote in favor of an amendment to the articles of incorporation of Voyageur III required to effect the Fund Reorganization as contemplated by the Reorganization Plan. The Fund Reorganization is not contingent upon consummation of the Merger.


BACKGROUND

         The Fund is currently a series of Voyageur III. Aggressive Growth Fund, Growth Stock Fund and International Equity Fund are also series of Voyageur III. As described above, in connection with the Merger, shareholders of Aggressive Growth Fund and Growth Stock Fund are being asked to approve new investment advisory agreements with DMC, and shareholders of International Equity Fund are being asked to approve such Fund's liquidation. In addition, shareholders of each series of Voyageur III (including the Fund) are being asked to approve a new Board of Directors for Voyageur III that will consist principally of individuals who currently serve on the Board of Directors of the investment companies in the Delaware Group.


         In negotiating the terms of the Merger, the owners of VFM and DFG determined that they would prefer to maintain any current rights their companies have to provide investment advisory or distribution services to the Fund. However, in order to do this the Fund must be separated out of the corporate entity of which Aggressive Growth Fund, Growth Stock Fund and International Equity Fund are series. In order to accomplish this, the Fund Reorganization is being recommended. If the Reorganization Plan is approved, it will in essence cause the Fund to become, as the New Fund, a series of a different corporate entity, VAM Funds. However, this corporate entity will, like Voyageur III, be a Minnesota corporation, and will have the same Board of Directors as Voyageur
III. The provisions of the articles of incorporation of VAM Funds, and the rights of shareholders determined thereunder, are substantially the same as those of Voyageur III and its shareholders. The Reorganization Plan will not result in any other material changes to shareholders. Management of the Fund will remain essentially unchanged because VAM LLC (the successor to this portion of VFM's operations) will continue to manage the Fund and utilize Segall Bryant & Hamill ("Segall Bryant") as sub-adviser. See "Comparison of Fund and New Fund."




THE REORGANIZATION PLAN

         The terms and conditions under which the Fund Reorganization would be consummated are set forth in the Reorganization Plan and are summarized below. This summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Exhibit D to this Proxy Statement.

         The Reorganization Plan provides that (a) the Fund will transfer all of its assets, including portfolio securities, cash, cash equivalents, securities, commodities, futures and interest receivables, to New Fund at the Closing Time in exchange for the assumption by New Fund of all of the Fund's liabilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of the Fund prepared by the Treasurer of Voyageur III as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of New Fund Shares; and (b) such New Fund Shares will be distributed to the shareholders of the Fund at the Closing Time or as soon as practicable thereafter and outstanding Fund shares will be canceled and retired. The distribution of New Fund Shares and the cancellation and retirement of outstanding Fund shares is to be accomplished under the Reorganization Plan by amending the articles of incorporation of Voyageur III in the manner provided in the amendment set forth in Exhibit 1 to the Reorganization Plan.

         For technical reasons, certain of the Fund's existing investment limitations may be deemed to preclude the Fund from consummating the Fund Reorganization to the extent that the Fund Reorganization would involve the Fund holding all of its assets as shares of New Fund until such shares are distributed to the Fund's shareholders. By approving the Reorganization Plan, the Fund's shareholders will be deemed to have agreed to waive each of these limitations.

         The number of New Fund Shares to be delivered to the Fund will have an aggregate net asset value equal to the value of the Fund assets acquired by New Fund (net of the liabilities assumed by New Fund); these values will be calculated as of the close of business of the New York Stock Exchange on a business day not later than the fifth business day following the receipt of the requisite approval of the Reorganization Plan by the shareholders of the Fund or at such other time as the Fund and New Fund may agree (the "Valuation Date"). These New Fund Shares will be distributed to the former Fund shareholders, with each such shareholder receiving New Fund Shares of the same class as and with a value equal to the value of their Fund shares.


         New Fund will cause its transfer agent to credit and confirm an appropriate number of New Fund Shares to each Fund shareholder. Neither the Fund nor New Fund issues stock certificates.


         The Reorganization Plan provides that no sales charges will be incurred by Fund shareholders in connection with the acquisition by them of New Fund shares pursuant to the Reorganization Plan. The Reorganization Plan also provides that former holders of Fund shares will receive credit for the period they held such shares in determining any contingent deferred sales charge applicable upon redemption of their New Fund Shares and in determining the date upon which New Fund Class B Shares convert to New Fund Class A Shares.

         The Closing Time will be 5:00 p.m., Eastern Time, on the Valuation Date, or at such other time as the Fund and New Fund may agree. The consummation of the Fund Reorganization is contingent upon the approval of the Reorganization Plan by the shareholders of the Fund and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Plan and the occurrence of the events described in those Sections, certain of which may be waived by the Fund or New Fund. The Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the New Fund Shares to be distributed. LNC will bear all direct costs associated with preparation, printing, filing and proxy solicitation expenses incurred in connection with obtaining requisite shareholder approval of the Fund Reorganization. In addition, VFM will pay any unamortized organizational expenses on the books of the Fund immediately prior to the Fund Reorganization.

         The Reorganization Plan may be terminated and the Fund Reorganization abandoned at any time, before or after approval by the Fund's shareholders, by mutual consent of the Fund and New Fund. In addition, either party may terminate the Reorganization Plan upon the occurrence of a material breach of the Reorganization Plan by the other party or if, by July 1, 1997, any condition set forth in the Reorganization Plan has not been fulfilled or waived by the party entitled to its benefits.


         Shareholders of the Fund will continue to be able to redeem their shares at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Fund thereafter will be treated as requests for redemption of shares of New Fund.

TAX ASPECTS OF THE REORGANIZATION


         It is intended that the Fund Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by the Fund's shareholders. The Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Fund Reorganization.


         As a condition to the closing of the Fund Reorganization, the two funds will receive an opinion from Dorsey & Whitney LLP, counsel to the funds, based in part on certain representations to be furnished by each fund, substantially to the effect that the federal income tax consequences of the Fund Reorganization will be as follows:

                  (i) the Fund Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and New Fund and the Fund each will qualify as a party to the Fund Reorganization under Section 368(b) of the Code;

                  (ii) Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Fund Reorganization, of New Fund shares. Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Fund which are distributed by the Fund prior to the Fund Reorganization;


                  (iii) the tax basis of New Fund shares received by each Fund shareholder pursuant to the Fund Reorganization will be equal to the tax basis of the Fund shares exchanged therefor;

                  (iv) the holding period of New Fund shares received by each Fund shareholder pursuant to the Fund Reorganization will include the period during which the Fund shareholder held the Fund shares exchanged therefor, provided that the Fund shares were held as a capital asset on the date of the Fund Reorganization;


                  (v) the Fund will recognize no income, gain or loss by reason of the Fund Reorganization;

                  (vi) New Fund will recognize no income, gain or loss by reason of the Fund Reorganization;

                  (vii) the tax basis of the assets received by the Fund pursuant to the Fund Reorganization will be the same as the basis of those assets in the hands of the Fund immediately prior to the Fund Reorganization;

                  (viii) the holding period of the assets received by New Fund pursuant to the Fund Reorganization will include the period during which such assets were held by the Fund; and

                  (ix) New Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Fund immediately prior to the Fund Reorganization.

         The foregoing advice is based in part upon certain representations furnished by the Fund, VFM and certain 5% shareholders of the Fund, of which two principal ones are: (a) immediately following consummation of the Fund Reorganization, the shareholders of the Fund will own all of the outstanding stock of the New Fund and will own such stock solely by reason of their ownership of stock of the Fund immediately prior to the Fund Reorganization; and
(b) there is no plan or intention on the part of shareholders of the Fund who own 5% or more of the shares of the Fund and, to the best knowledge of management of the Fund, there is no plan or intention on the part of the remaining shareholders of the Fund to sell, exchange or otherwise dispose of any of the shares of the New Fund stock received in the Fund Reorganization.

         SHAREHOLDERS OF THE FUND SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED FUND REORGANIZATION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. SINCE THE FOREGOING DISCUSSION RELATES ONLY TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE FUND REORGANIZATION, SHAREHOLDERS OF THE FUND SHOULD CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE FUND REORGANIZATION.

DISSENTERS' RIGHTS

         Pursuant to Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA Sections"), record holders of Fund shares are entitled to assert dissenters' rights in connection with the Fund Reorganization and obtain payment of the "fair value" of their shares, provided such shareholders comply with the requirements of the MBCA Sections. NOTWITHSTANDING THE PROVISIONS OF THE MBCA SECTIONS, THE DIVISION OF INVESTMENT MANAGEMENT OF THE COMMISSION HAS TAKEN THE POSITION THAT ADHERENCE TO STATE APPRAISAL PROCEDURES BY A REGISTERED INVESTMENT COMPANY ISSUING REDEEMABLE SECURITIES WOULD CONSTITUTE A VIOLATION OF RULE 22C-1 UNDER THE 1940 ACT. THIS RULE PROVIDES THAT NO OPEN-END INVESTMENT COMPANY MAY REDEEM ITS SHARES OTHER THAN AT NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A TENDER OF SUCH SECURITY FOR REDEMPTION. IT IS THE VIEW OF THE DIVISION OF INVESTMENT MANAGEMENT THAT RULE 22C-1 PREEMPTS APPRAISAL PROVISIONS IN STATE STATUTES.


         It should be emphasized that, as usual, Fund shareholders may redeem their shares at net asset value at any time prior to the Closing Date in accordance with the redemption procedures set forth in the Fund's Prospectus.


DESCRIPTION OF SHARES


         Shares of New Fund to be issued pursuant to the Reorganization Plan will, when issued, be fully paid and nonassessable by New Fund and transferable without restrictions and will have no preemptive or conversion rights.


COMPARISON OF FUND AND NEW FUND


         INVESTMENT ADVISER AND SUB-ADVISER. VAM, on behalf of New Fund, will enter into an investment advisory agreement with VAM LLC. The terms of such advisory agreement will be substantially identical to the terms of the Fund's current investment advisory agreement with VFM. As described above, prior to the Merger DFG will complete a reorganization whereby certain assets of DFG and its subsidiaries, including certain assets of VFM, will be sold by DFG to certain newly organized limited liability companies, including VAM LLC. These limited liability companies will not be acquired by LNC in the Merger. The ultimate ownership and control of VAM LLC will remain with the same individuals who currently control VFM, namely, Michael E. Dougherty, James O. Pohlad, Robert C. Pohlad and William M. Pohlad. It is expected that those individuals who currently serve as the principal executive officer and the directors of VFM will, with the exception of Frank C. Tonnemaker, serve in similar capacities with VAM LLC after the merger. See "Supplemental Information about Voyageur Fund Managers, Inc." VAM LLC in turn will enter into a sub-advisory agreement with Segall Bryant, the Fund's current sub-adviser, containing substantially identical terms to the current sub-advisory agreement between VFM and Segall Bryant. Ralph Segall, Managing Director of Segall Bryant, who is primarily responsible for the day-to-day management of the Fund's portfolio, will continue to act in such capacity for New Fund. A vote in favor of the Fund Reorganization will be deemed a vote to authorize the Fund (as the sole shareholder of New Fund Shares on the date of the Fund Reorganization) to vote in favor of both a new advisory agreement between the New Fund and VAM LLC and a new sub-advisory agreement between VAM LLC and Segall Bryant.

         The Fund Reorganization is not contingent upon consummation of the Merger. Thus, in the event shareholders approve the Fund Reorganization and the Merger is not consummated, the Fund may enter into an advisory agreement with VFM, rather than VAM LLC, which would in turn enter into a sub-advisory agreement with Segall Bryant.


         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The investment objectives, policies and restrictions of New Fund will be identical to those of the Fund.

         DIRECTORS AND EXECUTIVE OFFICERS. As mentioned above, the Directors of VAM Funds are the same as the current Directors of Voyageur III. The officers of VAM Funds are the same individuals as listed below under "Executive Officers of Voyageur Funds." However, Mr. McCullagh and Ms. Howell will resign as officers of VAM Funds immediately prior to the Merger.


         PLAN OF DISTRIBUTION; PRINCIPAL UNDERWRITER. The Plan of Distribution for New Fund will be substantially identical to the Fund's current Plan of Distribution. VFD acts as the principal underwriter of the Fund's shares. Dougherty Dawkins LLC, one of the limited liability companies to be formed in the reorganization of DFG, will act as the principal underwriter of New Fund's shares.

         DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT. VFM acts as the Fund's dividend disbursing, transfer, administrative and account services agent pursuant to an administrative services agreement. VAM LLC will act in such capacities for New Fund pursuant to an administrative services agreement that will have substantially identical terms to the current agreement between VFM and the Fund. VAM LLC may contract with third parties to provide some of these services.


THE BOARD'S CONSIDERATIONS


         At a meeting of the Board of Directors of Voyageur III held on February 7, 1997, VFM reviewed the proposed Reorganization Plan with the Board. In reviewing the Reorganization Plan the Board considered the various factors discussed above, including the following:

                  (a) The Fund is currently a series of a corporate entity that will become a part of the Delaware Group, whereas the Fund will not be advised by DMC or its affiliates;


                  (b) The Reorganization Plan will result in no material changes to shareholders other than a change in the corporate entity of which their fund is a series, and will allow their fund to be a series of a corporate entity that will be advised by VAM LLC;

                  (c) The Board of Directors of VAM Funds will not change as a result of the Merger and will continue to consist of the same individuals who currently serve on the Board of Directors of Voyageur III;

                  (d) It is anticipated that the Fund Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the Fund Reorganization.


         Based on the foregoing, at a meeting held on February 14, 1997, the Board determined that the Fund Reorganization is in the best interests of the shareholders of the Fund and that the interests of Fund shareholders will not be diluted as a result thereof, and therefore approved the Reorganization Plan.


VOTE REQUIRED


         THE BOARD OF DIRECTORS OF VOYAGEUR III UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE IN FAVOR OF APPROVAL OF THE REORGANIZATION PLAN. The affirmative vote of a majority of the Fund shares entitled to vote is required to approve the Reorganization Plan.


                         SUPPLEMENTAL INFORMATION ABOUT
                          VOYAGEUR FUND MANAGERS, INC.

         VFM, a Minnesota corporation, is an indirect wholly owned subsidiary of DFG, which is owned 49.83% by Michael E. Dougherty and 49.83% equally by James
O. Pohlad, Robert C. Pohlad and William M. Pohlad. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. As of January 31, 1997, VFM and its affiliates served as the investment manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and managed approximately $11 billion in assets.

         The names and principal occupations of the principal executive officer and each director of VFM are set forth below. The address of all individuals is that of the VFM and the Funds.


Name                                     Principal Occupation
----                                     --------------------

Michael E. Dougherty                     Chairman of VFM; Chairman of VFD and
                                         Dougherty Dawkins, Inc.; Director,
                                         Chairman of the Board, President and
                                         Chief Executive Officer of DFG.

John G. Taft                             Director and President of VFM; Director
                                         and Executive Vice President of VFD.

Jane M. Wyatt                            Director and Chief Investment Officer
                                         of VFM; Director and Executive Vice
                                         President of VFD.

Edward J. Kohler                         Director and Executive Vice President
                                         of VFM; Director of VFD.

Frank C. Tonnemaker                      Director and Executive
                                         Vice President of VFM; and Director and
                                         President of VFD.

         All of such individuals will resign their positions immediately prior to Closing. It is expected that, after consummation of the Merger, the individuals who currently serve as the principal executive officer and directors of DMC will also serve as the principal executive officer and directors of VFM. See "Supplemental Information about Delaware Management Company, Inc." below.

         Information regarding compensation received by VFM pursuant to certain advisory agreements is set forth above under "Proposal Two--Proposal to Approve New Investment Advisory Agreements." Set forth below is information regarding advisory agreements between VFM and certain other open-end and closed-end funds which have investment objectives similar to those of one or more of the Funds being asked to approve new investment advisory agreements under Proposal Two:


                                                                                Advisory Fees
                                                           Rate of               Waived for           Net Assets of
Fund                                                 VFM's Compensation       Last Fiscal Year       Fund at 12/31/96
----                                                 ------------------       ----------------       ----------------
Minnesota Municipal Income Fund Inc.               Annual rate of .40% of        $      0            $  58,315,692
                                                   average weekly net assets
Minnesota Municipal Income Fund II, Inc.           Annual rate of .40% of        $      0            $ 161,051,362
                                                   average weekly net assets
Minnesota Municipal Income Fund III, Inc.          Annual rate of .40% of        $      0            $  38,910,971
                                                   average weekly net assets
Arizona Municipal Income Fund, Inc.                Annual rate of .40% of        $      0            $  67,367,446
                                                   average weekly net assets
Florida Insured Municipal Income Fund              Annual rate of .40% of        $      0            $  54,439,214
                                                   average weekly net assets
Colorado Insured Municipal Income Fund Inc.        Annual rate of .40% of        $      0            $ 107,788,794
                                                   average weekly net assets
National Insured Tax Free Fund                     Annual rate of .50% of        $145,000            $  32,030,258
                                                   average daily net assets
National Limited Term Tax Free Fund                Annual rate of .40% of        $  4,731            $   1,184,425
                                                   average daily net assets
National Tax Free Fund                             Annual rate of .50% of        $ 12,665            $   3,737,821
                                                   average daily net assets

                         SUPPLEMENTAL INFORMATION ABOUT
                        DELAWARE MANAGEMENT COMPANY, INC.

         DMC is an indirect, wholly owned subsidiary of DMH. In turn, DMH is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of LNC. LNC, an Indiana corporation with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DMC and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, DMC and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were supervising in the aggregate approximately $32 billion in assets in the various institutional or separately managed and investment company accounts. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

         The names and principal occupations of the principal executive officer and each director of DMC are set forth below. The address of all individuals is that of DMC.


Name                               Principal Occupation
--------------                     ---------------------------------------------

Wayne A. Stork                     Chairman, President, Chief Executive
                                   Officer, Chief Investment Officer and
                                   Director of Delaware Management Company,
                                   Inc.; Chairman, President, Chief Executive
                                   Officer, Director and/or Trustee of 17
                                   investment companies in the Delaware Group
                                   (which excludes Delaware Pooled Trust, Inc.),
                                   Delaware Management Holdings, Inc., DMH
                                   Corp., Delaware International Holdings Ltd.
                                   and Founders Holdings, Inc.; Chairman and
                                   Director of Delaware Pooled Trust, Inc.,
                                   Delaware Distributors, Inc. and Delaware
                                   Capital Management, Inc.; Chairman, Chief
                                   Executive Officer and Director of Delaware
                                   International Advisers Ltd.; Director of
                                   Delaware Service Company, Inc. and Delaware
                                   Investment & Retirement Services, Inc.


Winthrop S. Jessup                 Executive Vice President and Director of
                                   Delaware Management Company, Inc.; Executive
                                   Vice President of 17 investment companies in the Delaware Group (which excludes Delaware
                                   Pooled Trust, Inc.) and Delaware Management
                                   Holdings, Inc.; President and Chief Executive
                                   Officer of Delaware Pooled Trust, Inc.;
                                   President and Director of Delaware Capital
                                   Management, Inc.; Executive Vice President and Director of DMH Corp., Delaware
                                   International Holdings Ltd. and Founders
                                   Holdings, Inc.; Vice Chairman and Director of
                                   Delaware Distributors, Inc.; Vice Chairman of
                                   Delaware Distributors, L.P.; Director of
                                   Delaware Service Company, Inc., Delaware
                                   International Advisers Ltd., Delaware
                                   Management Trust Company and Delaware
                                   Investment & Retirement Services, Inc.


Richard G. Unruh, Jr.              Executive Vice President and Director of
                                   Delaware Management Company, Inc.; Executive
                                   Vice President of the 18 investment
                                   companies in the Delaware Group; Senior Vice
                                   President of Delaware Management Holdings,
                                   Inc.; Director of Delaware International
                                   Advisers Ltd.

David K. Downes                    Executive Vice President/Chief Operating
                                   Officer/Chief Financial Officer and Director of Delaware Management Company, Inc.; Senior
                                   Vice President/Chief Administrative
                                   Officer/Chief Financial Officer of the 18 investment companies in the Delaware Group;
                                   Chairman and Director of Delaware Management
                                   Trust Company and Delaware Investment &
                                   Retirement Services, Inc.; President/Chief
                                   Executive Officer/Chief Financial Officer and Director of Delaware Service Company,
                                   Inc.; Executive Vice President/Chief
                                   Operating Officer/Chief Financial Officer and Director of DMH Corp., Delaware
                                   Distributors, Inc., Founders Holdings, Inc.
                                   and Delaware International Holdings Ltd.;
                                   Executive Vice President/Chief Operating
                                   Officer/Chief Financial Officer of Delaware
                                   Management Holdings, Inc. and Delaware
                                   Capital Management, Inc.; Senior Vice
                                   President/Chief Administrative Officer/Chief
                                   Financial Officer of Delaware Distributors,
                                   L.P., Director of Delaware International
                                   Advisers Ltd.


George M. Chamberlain, Jr.         Senior Vice President, Secretary and
                                   Director of Delaware Management Company,
                                   Inc.; Senior Vice President and Secretary of the 18 investment companies in the Delaware
                                   Group, Delaware Management Holdings, Inc. and
                                   Delaware Distributors, L.P.; Executive Vice
                                   President, Secretary and Director of Delaware
                                   Management Trust Company; Senior Vice
                                   President, Secretary and Director of DMH
                                   Corp., Delaware Distributors, Inc., Delaware
                                   Service Company, Inc., Delaware Investment &
                                   Retirement Services, Inc., Founders Holdings,
                                   Inc. and Delaware Capital Management, Inc.;
                                   Secretary and Director of Delaware
                                   International Holdings Ltd., Director of
                                   Delaware International Advisers Ltd.,
                                   Attorney.


         DMC currently serves as investment adviser for the following funds that have investment objectives similar to those of one or more of the Funds being asked to approve new investment advisory agreements under Proposal Two:



                                                                                  Advisory Fees
                                          Rate of Compensation                     Waived for                Assets as of
Fund                                  (Based on Average Net Assets)             Last Fiscal Year              12/31/96
----                                  -----------------------------             ----------------              --------
DMC Tax-Free Income Trust-
   Pennsylvania                       $0.60% on the first $500 million of          $       0               $   980,153,397
                                      average daily net assets, 0.575% on the
                                      next $250 million and 0.55% on the average
                                      daily net assets in excess of $750
                                      million*

Delaware Group Trend Fund, Inc.       0.75% per annum*                             $       0               $   687,462,147

Delaware Group Tax-Free Fund, Inc.
   Tax-Free USA Fund                  0.60% on the first $500 million of           $       0               $   714,446,205
                                      average daily net assets, 0.575% on the
                                      next $250 million and 0.55% on the average
                                      daily net assets in excess of $750
                                      million*

Delaware Group Tax-Free Fund, Inc.
   Tax-Free Insured Fund              0.60% per annum*                             $       0               $    82,759,533

Delaware Group Tax-Free Fund, Inc.
   Tax-Free USA Intermediate Fund     0.50% per annum*                             $ 106,549               $    27,729,826

Delaware Group Equity Funds IV, Inc.
   DelCap Fund                        0.75% per annum*                             $       0               $ 1,052,693,274

Delaware Group Adviser Funds, Inc.
   U.S. Growth Fund                   0.70% per annum                              $  16,950               $    30,610,376

Delaware Group Adviser Funds, Inc.
   Enterprise Fund                    0.80% per annum                              $  22,095               $    29,701,855

Delaware Pooled Trust, Inc.
   The Aggressive Growth Portfolio    0.80% per annum*                             $  28,562               $    28,172,838

Delaware Group Premium Fund, Inc.
   Growth Series                      0.75% per annum*                             $  14,335               $    79,935,338

Delaware Group Premium Fund, Inc.
   Emerging Growth Series             0.75% per annum                              $  42,019               $    56,306,532
--------------------

* All fees are reduced by fees paid to directors or trustees of the Fund, unless otherwise indicated.

                      EXECUTIVE OFFICERS OF VOYAGEUR FUNDS

         Certain information about the executive officers of the Funds is set forth below. Unless otherwise indicated, all positions have been held more than five years.


                                      Position and Term of Office with the
                                      Funds and Business Experience During
Name (Age)                            the Past Five Years
----------                            --------------------------------------

John G. Taft (42)                     President of the Funds (Executive Vice
                                      President of Colorado Tax Free Fund);
                                      President of VFM; Director of VFM and of VFD since 1993; Executive Vice President of VFD (since 1995); Management
                                      Committee member of VFM from 1991 to
                                      1993.

Andrew M. McCullagh, Jr. (48)         Executive Vice President of the Funds
                                      (President of Colorado Tax Free Fund);
                                      Senior Tax Exempt Portfolio Manager of
                                      VFM; previously, Director of VFM and
                                      VFD from 1993 to 1995.

Jane M. Wyatt (42)                    Executive Vice President of the Funds;
                                      Director and Chief Investment Officer of
                                      VFM since 1993; Director and Executive
                                      Vice President of VFD since 1993;
                                      previously, Executive Vice President and
                                      Portfolio Manager of VFM from 1992 to
                                      1993.

Steven P. Eldredge (40)               Vice President of the Funds since 1995;
                                      Senior Tax Exempt Portfolio Manager of
                                      VFM since 1995; previously, portfolio
                                      manager for ABT Mutual Funds, Palm
                                      Beach, Florida, from 1989 to 1995.

Elizabeth H. Howell (35)              Vice President of the Funds; Senior Tax
                                      Exempt Portfolio Manager of VFM.

James C. King (56)                    Vice President of the Funds; Senior
                                      Equity Portfolio Manager of VFM since
                                      1993; previously, Director of VFM and
                                      VFD from 1993 to 1995.

Kenneth R. Larsen (33)                Treasurer of the Funds; Treasurer of VFM
                                      and VFD; previously, Director, Secretary
                                      and Treasurer of VFM and VFD from 1993
                                      to 1995.
Thomas J. Abood (33)                  Secretary of the Funds since 1995;
                                      Senior Vice President and General
                                      Counsel since 1994 of DFG; Senior Vice
                                      President of VFM, VFD and Voyageur
                                      Companies, Inc. since 1995; previously,
                                      Vice President of VFM and Voyageur
                                      Companies, Inc. from 1994 to 1995;
                                      previously, associated with the law firm of Skadden, Arps, Slate, Meagher & Flom,
                                      Chicago, Illinois from 1988 to 1994.


         All of such individuals except Ms. Howell and Mr. McCullagh will resign their positions with the Funds immediately prior to Closing. It is expected that, after consummation of the Merger, the newly elected Boards of Directors will elect the following individuals, in addition to Ms. Howell and Mr. McCullagh, to serve as officers of the Funds:



                                      Expected Position with Funds and Business
Name (Age)                            Experience During the Past Five Years
----------                            -------------------------------------

Wayne A. Stork (59)                   Chairman, President, Chief Executive
                                      Officer, Director and/or Trustee of the
                                      Funds.  See "Supplemental Information
                                      About Delaware Management Company, Inc."
                                      for a description of Mr. Stork's business experience.

Winthrop S. Jessup (51)               Executive Vice President of the Funds.
                                      See "Supplemental Information About
                                      Delaware Management Company, Inc." for a description of Mr. Jessup's business experience.

Richard G. Unruh, Jr. (57)            Executive Vice President of the Funds.
                                      See "Supplemental Information About
                                      Delaware Management Company, Inc." for a description of Mr. Unruh's business experience.

Paul E. Suckow (49)                   Executive Vice President/Chief Investment
                                      Officer, Fixed Income of the Funds and of the 18 investment companies in the Delaware Group and Delaware Management
                                      Company, Inc.; Executive Vice President
                                      and Director of Founders Holdings, Inc.;
                                      Senior Vice President/Chief Investment
                                      Officer, Fixed Income of Delaware
                                      Management Holdings, Inc.; Senior Vice
                                      President of Delaware Capital Management,
                                      Inc.; Director of Founders CBO
                                      Corporation; Director of HYPPCO Finance
                                      Company Ltd.; before returning to the
                                      Delaware Group in 1993, Mr. Suckow was
                                      Executive Vice President and Director of
                                      Fixed Income for Oppenheimer Management
                                      Corporation, New York, New York from 1985 to 1992; prior to 1985, he was a fixed-income portfolio manager for the Delaware
                                      Group.

David K. Downes (57)                  Senior Vice President/Chief
                                      Administrative Officer/ Chief Financial
                                      Officer of the Funds.  See "Supplemental
                                      Information About Delaware Management
                                      Company, Inc." for a description of
                                      Mr. Downes' business experience.

George M. Chamberlain, Jr. (50)       Senior Vice President and Secretary of
                                      the Funds.  See "Supplemental Information
                                      About Delaware Management Company, Inc."
                                      for a description of Mr. Chamberlain's
                                      business experience.

Mitchell L. Conery (38)               Vice President/Senior Portfolio Manager
                                      of the tax-free Funds and of the tax-free and fixed-income investment companies in the Delaware Group and Delaware
                                      Management Company, Inc.; from 1995 to
                                      1996, Mr. Conery was an investment
                                      officer with Travelers Insurance and
                                      from 1992 to 1995, he was a research
                                      analyst with CS First Boston. Mr. Conery joined the Delaware Group in 1997.

Patrick P. Coyne (33)                 Vice President/Senior Portfolio Manager
                                      of the tax-free Funds and of the tax-free and fixed-income investment companies in the Delaware Group, Delaware Management
                                      Company, Inc. and Delaware Capital
                                      Management, Inc.; during the past five
                                      years, Mr. Coyne has served in various
                                      capacities within the Delaware
                                      organization.

Edward N. Antoian (41)                Vice President/Senior Portfolio Manager
                                      of the equity Funds and of the equity
                                      investment companies in the Delaware
                                      Group, Delaware Management Company, Inc.
                                      and Delaware Capital Management, Inc.;
                                      during the past five years, Mr. Antoian
                                      has served in various capacities within
                                      the Delaware organization.

Gerald S. Frey (50)                   Vice President/Senior Portfolio Manager
                                      of the equity Funds and of the equity
                                      investment companies in the Delaware
                                      Group and Delaware Management Company,
                                      Inc.; before joining the Delaware Group
                                      in 1996, Mr. Frey was a Senior Director
                                      with Morgan Grenfell Capital Management,
                                      New York, New York from 1986 to 1995.

Michael P. Bishof (34)                Vice President/Treasurer of the Funds and
                                      of the 18 investment companies in the
                                      Delaware Group, Delaware Management
                                      Company, Inc., Delaware Distributors,
                                      Inc., Delaware Distributors, L.P.,
                                      Delaware Service Company, Inc., and
                                      Founders Holdings, Inc.; Vice
                                      President/Manager of Investment
                                      Accounting of Delaware International
                                      Holdings Ltd.; Assistant Treasurer of
                                      Founders CBO Corporation; before joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust,
                                      New York, New York from 1994 to 1995, a
                                      Vice President for CS First Boston
                                      Investment Management, New York, New
                                      York from 1993 to 1994 and an Assistant
                                      Vice President for Equitable Capital
                                      Management Corporation, New York, New
                                      York from 1987 to 1993.

                              SHAREHOLDER PROPOSALS

         As series of Minnesota corporations (or, in some instances, Massachusetts business trusts), the Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date proxy materials are mailed to shareholders.


Dated:   February 24, 1997                            Thomas J. Abood, Secretary



NAME OF FUND                             % OF CLASS/
ACCOUNT NAME & ADDRESS                   # OF SHARES
----------------------                   ------------

Aggressive Growth--Class A
    Michele M Simonet                   8.29/
    7415 Coventry Way                   42,161
    Edina MN 55439

    Dougherty Financial Group Inc
    401k Salary Reduction Plan          13.70/
    90 South 7th St Ste 4300            69,625
    Minneapolis MN 55402

    Dougherty Financial Group Inc       23.39/
    Money Purchase Pension Plan         118,888
    90 S Seventh St Ste 4300
    Minneapolis MN 55402

    Olcoba Company - Reinvest           22.41/
    P O Box 1000                        113,929
    Minneapolis MN 55480

Aggressive Growth--Class B
    Shan Lin                            6.02/
    Suzan P Lin JT TEN                  398
    12994 Killdeer St
    Coon Rapids MN 55448

    Wedbush Morgan Securities           17.08/
    A/C 1327-3545                       1,128
    1000 Wilshire Blvd.
    Los Angeles CA 90017

    Raymond James & Assoc Inc           27.06/
    for Elite Acct#50099089             1,787
    FAO Anthony & Marie Hillerman Co-
    TTEES UA Dtd 2-22-90
    1632 Francisca Rd Nw
    Albuquerque NM 87107

Aggressive Growth--Class C
    David A. Johnson                    10.08/
    1500 Sw 5th Ave Suite 250           61,227
    Portland OR 97204

    Emery Jahnke                        30.48/
    Ann Jahnke JT TEN                   3,709
    2402 Lilac Lane
    Fargo ND 58102

    William J Cahill                    7.35/
    Karen a Cahill JT TEN               894
    704 Morningside Dr
    Burlington IA 52601

Arizona Insured Tax Free--Class B
    Robert D Wickwire TTEE              13.07/
    Robert D Wickwire Rev               40,246
    Trust UA Dtd 11/13/91
    6050 N Camino Esplendora
    Tucson AZ 85718

    Prudential Securities                5.98/
    FBO Mary Dehn Van                    18,410
    Dessel TTEE Mary Dehn
    Van Dessel Rev Tr
    UA  Dtd 06/29/95
    Sun City West AZ 85375

    NFSC Febo # 0sn-734934              6.07/
    Sallye B Schumacher                 18,692
    TTEE Schumacher Trust
    U/A 8/1/95 8101
    N Mummy Mountain Rd
    Paradise Valley AZ 85253

    Edna Weber TTEE                     5.91/
    Weber Family Trust                  18,182
    Dtd 7/20/93
    6148 E Butte
    Mesa AZ 85205

Arizona Insured Tax Free--Class C
    Harriet J Welch  TTEE               7.62/
    The Welch Family Trust              3,639
    U/A Dtd 8-25-92
    15612 E Willis
    Gilbert AZ 85296

    NFSC Febo # B9f-509647              12.23/
    John D & Jane                       5,845
    Ellen Cooper TTEE
    The John D and Jane Ellen Cooper
    Tr U/A 8/21/80
    P.O. Box 401
    Paulden AZ 86334

    Roy L Carson                        8.37/
    Marian L Carson JT TEN              4,000
    2116 W Comstock
    Chandler AZ 85224

    Martha Stephens &                   25.02/
    Warren Stephens TTEE                11,956
    Donald P Haddock
    &  Fern S Haddock Rev Tr
    UA  Dtd 3/10/86
    FBO F. Haddock Surv
    2645 E Southern #210
    Tempe AZ 85282

Arizona Tax Free--Class A
    Prudential Securities Inc. FBO      22.61/
    Gaylord Rubin & Bevery              203,113
    Rubin  Co-TTEEs Gaylord
    and Beverly Rubin Family Trust
    UA Dtd. 4/13/87
    Phoenix AZ 85018

    Dorothy H. Green TTEE               8.55/
    Green Family Trust Part A           76,768
    UA Dtd 5/9/89
    5002 E. Mesquite Wood Court
    Suite 700
    Phoenix AZ 85044

Arizona Tax Free--Class B
    Prudential Securities Inc.          7.27/
    FBO Mrs Virginia S Strickland       24,118
    TTEE Strickland Family Trust
    UA Dtd 2/7/96
    7500 N Calle Sin Envidia
    Tucson AZ 85718

    Prudential Securities Inc. FBO      7.54
    Gaylord Rubin Beverly Rubin         25,018
    Co-TTEEs Gaylord and Beverly
    Rubin Family Trust
    UA  Dtd 4/13/87
    Phoenix AZ 85018

    Christine McKeever TTEE             11.08/
    Christine McKeever Trust            36,725
    U/A Dtd 11/13/90
    4628 E Gelding
    Phoenix AZ 85032

    NFSC Febo # 0sn-734934              5.96/
    Sallye B Schumacher TTEE            19,760
    Schumacher Trust U/A 8/1/95
    8101 N Mummy Mountain Rd
    Paradise Valley AZ 85253

Arizona Tax Free--Class C
    Paul S Gerber                       24.86/
    Aaron Gerber JT TEN                 533
    8261 E Gelding Dr
    Scottsdale AZ 85260

    Marion F Stewart                    75.14/
    2536 N Tyndall                      1,611
    Tucson AZ 85719

California Tax Free--Class A
    John G Macleod & Dorothy            5.60/
    Irene Macleod TTEE                  7,649
    John G & Dorothy I Macleod
    Family Tr U/A Dtd 03/03/87
    1021 W Mariposa
    Stockton CA 95204

    L Daniel Halliday                   6.40/
    8700 N West Lane Apt 4              8,752
    Stockton CA 95210-2229

    The Five R's                        18.06/
    Edmund B Richards                   24,689
    Brian J Richards
    5949 Hollister Ave
    Goleta CA 93117

    Charles E Pigue & Phyllis           6.69/
    E Pigue TTEEs                       9,149
    Charles & Phyllis Pigue
    1992 Tr PO Box 6989
    San Carlos CA 94070

    Thelma Beam & Edith                 7.31/
    Ramsey TTEEs                        9,991
    Beam Family Tr
    UA Dtd 09/17/87 Residual
    250 Raylow Ave
    Manteca CA 95336

    Thelma Beam &                       18.70/
    Edith Ramsey TTEEs                  25,568
    Beam Family Tr
    UA Dtd 09/17/87 Survivor
    250 Raylow Ave
    Manteca CA 95336

California Tax Free--Class B
    Painewebber FBO                     18.16/
    Minnie Mast Trustee                 12,470
    FBO the Minnie Mast
    13956 San Pablo Ave, Apt 205
    San Pablo CA 94806

    Painewebber FBO                     12.15/
    Pearl Newsom TTEE                   8,346
    U/A 5/20/88
    FBO Pearl Newsom
    C/O The Remington Club
    16925 Hierba Drive #422
    San Diego CA 92128

California Tax Free--Class C
    Long Q Nguyen                       45.56/
    Thoa K Nguyen JT TEN                4,147
    3229 Adelanto Lane
    San Jose CA 95135

    Carolyn Carter Trustee              10.61/
    Carter Family Trust                 966
    Dtd April 8 1992
    PO Box 1535
    Colfax CA 95713

    Margie M Bartels TTEE               43.83/
    Bartels Family Trust Dtd 6/5/84     3,990
    9608 Lemoran
    Downey CA 90240

Colorado Tax Free--Class C
    Dorothy E Radant TTEE               6.15/
    Gertrude E Kallenbach Rev Tr        8,450
    U/A Dtd 10/19/93 1332 Cresent Dr
    Wausau WI 54401

    Dean Witter FBO                     6.59/
    Bette J Storms                      9,051
    3855 Hermitage Drive
    Colorado Springs CO 80906

Colorado Tax Free--Class B
    Everen Clearing Corp.               7.49/
    A/C 4272-0671                       29,312
    William J Keller
    111 East Kilbourn Avenue
    Milwaukee, WI 53202

Florida Ltd Term Tax Free--Class B
    Pauline B Butler                    5.92/
    450 Avenue F SE                     5,358
    Winter Haven FL 33880

    WCG Investment Partnership          5.93/
    Attn Howard Wolofsky                5,366
    C/O Dimensions
    11781 Sw 9th Ct
    Pembroke Pines FL 33025

    Painewebber FBO                     5.90/
    Michael Nadir                       5,340
    P O Box 1031
    Elfers FL 34680

    NFSC Febo # Ckd-032000              5.97/
    John A Dragseth TTEE                5,405
    John A Dragseth Trust U/A
    3/27/96
    3623 Se Old St Lucie Blvd
    Stuart FL 34996

Florida Ltd Term Tax Free--Class C
    Prudential Securities Inc.          100.00/
    FBO Mrs June L  Mason TTEE          5,209
    June L Mason Rev Lvg Trust
    UA Dtd 03/10/87 1180 Reef Rd
    Apt A19 Vero Beach FL 32963

Florida Tax Free Fund--Class B
    NFSC Febo  # 0da-173347             8.17/
    Robert K Sedgwick                   14,032
    TTEE Robert K Sedgwick Trust
    U/A 5/25/93
    7711 Sundown Court
    Bayonet Point FL 34667

    Anita R Alexander &                 11.46/
    John E Alexander TTEEs              19,683
    Anita R Alexander Trust Dtd 3-9-95
    2010 New Bedford Drive
    Sun City Center FL 33573

    Painewebber FBO                     5.61/
    Mrs Ann E Greene and                9,643
    Miss Terry a Warren JTWROS
    1745 Sw 2nd Avenue Boca
    Raton FL 33432

    Painewebber FBO                     5.57/
    Eugene A Wildes & Rosalind          9,570
    B Wildes Co-TTEES
    Restated Trust
    11 Loggerhead Lane
    Tequesta FL 33469

Florida Tax Free--Class C
    Prudential Securities Inc.          100.00/
    FBO Anna Demaio                     1,479
    2100 Springdale Blvd
    Apt Y 215
    Palm Springs FL 33461

Growth and Income--Class B
    Donaldson Lufkin Jenrette           12.97/
    Securities Corporation Inc          2,283
    PO Box 2052
    Jersey City NJ 07303

    Donaldson Lufkin Jenrette           39.37/
    Securities Corporation Inc.         6,928
    P. O. Box 2052
    Jersey City, NJ 07303

    Wexford Clearing Services           33.15/
    Corp FBO  Roger C Geis              5,833
    515 Clover Leaf Pkwy Ne
    Blaine MN 55434

Growth Stock--Class A
    Dougherty Financial Group Inc       7.76/
    401k Salary Reduction Plan          107,036
    90 South 7th St Ste 4300
    Minneapolis MN 55402

    Olcoba Company - Reinvest           5.38/
    P O Box 1000                        74,206
    Minneapolis MN 55480

Growth Stock--Class C
    Painewebber FBO                     5.51/
    Painewebber Cust. FBO               1,352
    Michael Weiland
    P.o. Box 3321
    Weehawken NJ 07087

    Mabel Walters TTEE                  6.92/
    Covell Family Trus                  1,699
    UA  Dtd 11/ /6/94
    7324 NW Pendridge Road
    Portland OR 97229

    Robert C Kingson                    10.94/
    Kathryn E Kingson JT TEN            2,566
    1428 SwWHall
    Portland OR 97201

    Painewebber FBO                     5.42/
    Painewebber Cust. FBO               1,331
    Donald M Ferreira
    P.o. Box 3321
    Weehawken NJ 07087

    Painewebber FBO                     5.25/
    Painewebber Cust. FBO               1,289
    Hailiane M Sorensen
    P.o. Box 3321
    Weehawken NJ 07087

    Emery Jahnke                        8.49/
    Ann Jahnke JT TEN                   2,085
    2402 Lilac Lane
    Fargo ND 58102

Idaho Tax Free--Class A
    Audrey Ann Shayne                   7.07/
    4760 Rivervista Place               182,385
    Boise ID 83703

Idaho Tax Free--Class C
    Joseph Daltoso                      13.30/
    4386 S Cochees Way                  10,277
    Boise ID 83709

    Painewebber FBO                     11.55/
    Latham Williams &                   8,925
    Suzanne Williams  JTWROS
    Box 3639
    Ketchum ID 83340

    Archie Lurus &                      12.64/
    Georgia Lurus JT TEN                9,768
    2391 N 55th E
    Idaho Falls ID 83401

    Allan M May                         5.65/
    Debra Rogers-May JT TEN             4,370
    P O Box 114
    Whitebird ID 83554

    Donaldson Lufkin Jenrette           5.37/
    Securities Corporation Inc.         4,152
    P. O. Box 2052
    Jersey City, NJ 07303

International Equity--Class A
    Dougherty Financial Group Inc       13.78/
    401k Salary Reduction Plan          36,312
    90 South 7th St Ste 4300
    Minneapolis MN 55402

    Dougherty Financial Group Inc       30.95/
    Money Purchase Pension Plan         81,544
    90 S Seventh St   Ste 4300
    Minneapolis MN 55402

    Olcoba Company - Reinvest           13.06/
    P O Box 1000                        34,414
    Minneapolis MN 55480

International Equity--Class B
    William G & Margaret E               42.28/
    Chapman TTEEs                        2,327
    William G & Margaret
    Elaine Chapman Rev Tr
    UA  Dtd 06/30/95
    8101 Rio Grande Nw
    Albuquerque NM 87114

    Victor R Bernot III                 9.62/
    106 E 217th St                      529
    Euclid OH 44123

International Equity--Class C
    Gregory A Toutges                   8.20/
    2115 18th St S                      604
    Moorhead MN 56560

    Emery Jahnke                        68.90/
    Ann Jahnke JT TEN                   5,071
    2402 Lilac Lane
    Fargo ND 58102

Iowa Tax Free--Class C
    Donald R Kurtz                      11.77/
    Mildred Kurtz JTTEN                 8,403
    1010 Plane Street
    Burlington IA 52601

    John A Reid                         6.11/
    Box 219                             4,367
    Greene IA 50636

    Fern L Morrison                     6.72/
    Doyle D Morrison POA                4,803
    421 Leffler
    West Burlington IA 52655

    Marian W Palmer                     6.40/
    904 Oak St                          4,571
    Burlington IA 52601

    Mary E Aringdale                    7.58/
    Robert F Aringdale JT TEN           5,413
    2924 Sunnyside Ave
    Burlington IA 52601

Iowa Tax Free--Class B
    Alex P Despenas                     27.44/
    Ethel Despenas Ten Comm             50,110
    960 Briarstone
    Mason City IA 50401

    Laura B Schroeder                   5.05/
    1241 3rd Ave Sw                     9,223
    Le Mars IA 51031

    Stanley A Collins                   6.71/
    Clarice T Collins Ten Comm          12,256
    PO Box 1705
    Mason City IA 50401

Kansas Tax Free--Class A
    Thomas B Robinson                   5.88/
    PO Box 8405                         57,302
    Kansas City MO 64114

Kansas Tax Free--Class B
    William T Martin TTEE                9.78/
    William T Martin Tr U T A            23,323
    Dtd Apr 30 81
    The Forum Apt 124
    3501 W 95th St
    O P KS 66206

Kansas Tax Free--Class C
    Richard L Mcclellan                 27.03/
    Nyllia Jo Mcclellan JT TEN          2,331
    15405 W 144th Terrace
    Olathe KS 66062

    Johann A Zacharias                  19.71/
    Marcia J Higginson  JTTEN           1,700
    3713 Jp Drive, Hays KS 67601

    Gilbert O Sears                     44.99/
    213 E Parliament                    3,880
    Smith Center KS 66967

    Randall L Hockett                   5.69/
    1721 North 73rd Terrace  #8         491
    Kansas City KS 66112

Minnesota High Yld Muni Bond--Class A
    Kay L Marvin & Charles C            11.87/
    Marvin TTEE                         87,512
    Charles C Marvin Trust
    UA Dtd 9/6/96
    PO Box 625
    Warroad MN 56763

    Patrick M Gaughan & Alan            6.79/
    Hamel TTEEs Timothy                 50,057
    Gaughan Trust Dtd 4/1/93
    299 Coon Rapids Blvd #210
    Coon Rapids MN 55433

Minnesota High Yld Muni Bond--Class B
    Painewebber FBO                     7.61/
    Eugene M Delonais                   28,869
    2874 Rice Street
    St. Paul MN 55113

    Painewebber FBO                     5.22/
    Boman, Evans & Delonais             19,822
    TTEEs U/A Dtd 5/15/83
    2874 Rice Street
    St. Paul MN 55113

Minnesota High Yld Muni Bond--Class C
    Painewebber FBO                     6.29/
    Olive Grace Sellman TTEE            6,562
    U/A Dtd 3/2/92
    Olive Grace Sellman Rev Tr
    7612 E Forest Lake Dr
    Parkville MO 64152

    Bonnie Kersting & Steven            20.00/
    Kersting TTEE                       20,879
    Bonnie Kersting Rev Tr
    U/A Dtd 3/24/94
    17751 Layton Path
    Lakeville MN 55044

    William Paul Huber                  9.83/
    301 S Meridian                      10,258
    Belle Plaine MN 56011

    Donaldson Lufkin Jenrette           5.12/
    Securities Corporation Inc.         5,346
    P. O. Box 2052
    Jersey City, NJ 07303

Minnesota Insured--Class B
    Margaret Pollak                     5.44/
    P O Box 435                         36,854
    Fulda MN 56131

Minnesota Insured--Class C
    Marguerite F Hawkinson              9.21/
    4038 Valentine Court                26,996
    Arden Hills MN 55112

Minnesota Ltd Term Tax Free--Class B
    Kathleen P Cleary                   6.01/
    3410 Filmore St                     2,356
    Minneapolis MN 55418

    James R Smallen                     5.13/
    Joanne M Smallen JT TEN             2,011
    8312 Russell Ave S
    Bloomington MN 55431

    Russell E Roos                      12.03/
    Helen Shirley Roos JT TEN           4,715
    504 S Freeman
    Luverne MN 56156

    NFSC Febo  # Bah-547972             24.03/
    Larry C Jordan                      9,416
    1633 Eustis, St Paul MN 55108

    NFSC Febo  # 03m-497525             14.23/
    James Kuskey Mary Kuskey            5,577
    1723 Clarence Street
    Maplewood MN 55109

    NFSC Febo # Bah-484016              7.03/
    Lois M Hoffman TTEE                 2,755
    Lois M Hoffman Trust
    U/A 1/1/96 2265
    Youngman Ave #203
    St Paul MN 55116

    NFSC Febo  # Bah-586382             5.22/
    Bernice T Hatch                     2,045
    Harold Hatch JT TEN
    214 Richmond St W
    South St Paul MN 55075

    NFSC Febo  # Bah-569550             5.43/
    Loretta Y Grais                     2,129
    740 River Road
    St Paul MN 55116

    NFSC Febo # Bah-603465              9.33/
    George V Modersbach                 3,657
    2235 Rockwood Ave Apt
    711 St Paul MN 55116

Minnesota Ltd Term Tax Free--Class C
    Robert P Fischer                    5.26/
    2390 Pagel Road                     6,337
    Mendota Heights MN 55120

    Daniel S Mcgrath                    7.05/
    1706 Mary Lane                      8,500
    North Mankato MN 56003

    Richard J Long                      13.02/
    2285 Stewart Ave Apt 240            415,699
    St Paul MN 55116

    Nicholas Eoloff                     12.67/
    Mary Eoloff JT TEN                  15,282
    1315 Goodrich
    St Paul MN 55105

    Bradley E Bakken TTEE               13.66/
    Bradley E Bakken Rev Trust          16,468
    UA Dtd 12/17/93
    10100 Windsor Lane
    Minnetonka MN 55343

Minnesota Tax Free--Class C
    Erik J Russell                      5.34/
    2800 83rd Lane North                12,979
    Minneapolis MN 55444

Missouri Insured Tax Free--Class A
    Corelink Financial Inc              6.86/
    1855 Gateway Blvd Ste 750           326,106
    Concord CA 94520

Missouri Insured Tax Free--Class B
    Corelink Financial Inc              32.00/
    1855 Gateway Blvd Ste 750           334,189
    Concord CA 94520

Missouri Insured Tax Free--Class C
    George A Rhodes TTEE                46.36/
    George A Rhodes Tr as Amnd          5,000
    UA Dtd 10/07/96
    1359 East Stoneridge
    Springfield MO 65803

    NFSC Febo  # 0a1-564028             27.30/
    Bryan E Jaynes                      2,944
    6434 Alamo Avenue
    Apt #2W
    St Louis MO 63105

    Darrell L Williams                  7.29/
    11434 Holmes Street                 787
    Apt 202
    Kansas City MO 64131

    Painewebber FBO                     19.05/
    James M Brown                       2,055
    4223-A Summit Knoll Dr
    St Louis MO 63129

National High Yld Muni Bond-Class A
    Dain Bosworth Inc FBO               7.11/
    Juanita M Daly                      385,417
    1200 Rancho Cr
    Las Vegas NV 89107

National High Yld Muni Bond-Class B
    NFSC Febo  # 03m-609668             94.65/
    Lorraine K Linderman                8,547
    Arthur Gratias
    605 Jefferson Street
    Dysart IA 52224

    NFSC Febo # 03m-692298              5.35/
    Lyle J Battleson                    483
    16289 34th Street St
    Mason City IA 50401

National Insured Tax Free--Class A
    Millerbernd Manufacturing Co        5.62/
    P O Box 98                          161,061
    Winsted MN 55395

National Insured Tax Free--Class B
    NFSC Febo  # 03m-390658             5.52/
    Joe Moreno                          9,596
    Carmen Moreno
    7851 Robin Lane
    Denver CO 80202

    Corelink Financial Inc              5.53/
    1855 Gateway Blvd   Ste 750         9,611
    Concord CA 94520

    Donaldson Lufkin Jenrette           6.57/
    Securities Corporation Inc.         11,431
    P. O. Box 2052
    Jersey City, NJ 07303-9998

    Franz Deffert                       8.96/
    Julianne Deffert JT TEN             15,579
    6167 W 61st Pl
    Arvada CO 80003

National Insured Tax Free--Class C
    Gary P. Nichols                     52.50/
    Sharon L. Nichols                   9,652
    1705 Lawrence Street
    Parkersburg WV 26101

National Ltd Term Tax Free--Class A
    George Alan Holley                  37.97/
    17534 W 53rd Drive                  47,466
    Golden CO 80403-1139

    Voyageur Fund Managers              47.37/
    90 South 7th St Suite 4400          59,219
    Minneapolis MN 55402

    Eivind K Djupedal                   10.20/
    Gwendolyn a Djupedal JT TEN         12,750
    Cargill Russia-moscow
    PO Box 5674
    Minneapolis MN 55440

National Ltd Term Tax Free--Class B
    Philip L Redo                       100.00/
    Jenette Kerr JTTEN                  5,088
    1115 Michigan Ave
    Evanston IL 60202

National Ltd Term Tax Free-Class C
    Emery Jahnke                        100.00/
    Ann Jahnke JT TEN                   24,704
    2402 Lilac Lane
    Fargo ND 58102

National Tax Free--Class A
    Fern D Wewers                       5.91/
    1978 72nd Ave                       18,651
    Princeton MN 55371

    Cecil G Henry &                     5.84/
    Maureen W Henry TTEEs               18,415
    Cecil G & Maureen W Henry
    Trust U/A Dtd 10/12/90
    7042 Montreal Drive
    Lakeland FL 33809

    Werner Eric Hellwig TTEE            7.37/
    Werner Eric Hellwig Rev             23,265
    Living Trust UA Dtd 3/1491
    2851 S Valley View Blvd #1016
    Las Vegas NV 89102

    Donald L Dennie                     7.58/
    1001 South Ed Carey Drive           23,921
    Box 132
    Harlingen TX 78552

    Alice I Webber & Charles            7.69/
    B Webber TTEEs                      24,259
    Alice I Webber Trust
    U/A Dtd 6/23/92
    3240 Double Tree Drive
    Jackson WY 83001

National Tax Free--Class B
    Donaldson Lufkin Jenrette           5.44/
    Securities Corporation Inc          3,222
    PO Box 2052
    Jersey City NJ 07303

    Wesley Kendrick                     7.90/
    Margaret S Kendrick JT TEN          4,681
    Box 826
    Raton NM 87740

    Donaldson Lufkin Jenrette           8.06/
    Securities Corporation Inc          4,773
    P O Box 2052
    Jersey City NJ 07303

    Griffen A Bond TTEE                 9.19/
    Robert W & Griffen A Bond           5,441
    Trust UA Dtd 4/19/84
    133 El Dorado - Orchard Springs
    Winter Haven FL 33884

    Donaldson Lufkin Jenrette           16.73/
    Securities Corporation Inc.         9,911
    P. O. Box 2052
    Jersey City, NJ 07303

    Richard E Costello                  5.11/
    2544 Toni Lee                       3,029
    West Jordan UT 84088

    Kathryn A Onken                     17.82/
    2915 34th Street                    10,558
    Slayton MN 56172

    Marion R Rick TTEE                  5.59/
    Marion Rita Rick Rev Tr             3,310
    UA  Dtd 11/20/92
    4926 Quail Ridge Dr Nw
    Albuquerque NM 87114

National Tax Free--Class C
    Wesley Kendrick                     51.35/
    Margaret S Kendrick JT TEN          3,109
    Box 826 Raton NM 87740

    Donaldson Lufkin Jenrette           23.65/
    Securities Corporation Inc          1,432
    P O Box 2052
    Jersey City NJ 07303

New Mexico Tax Free--Class B
    Nicholas Chintis & Jeanne           13.12/
    Chintis TTEEs Chintis Family        9,964
    Trust U/A Dtd 3/31/93
    PO  Box 2332
    Silver City NM 88062

    Claude E Leyendecker                6.84/
    PO Box 1846                         5,198
    Deming NM 88031

    Byrd T Mooney                       8.74/
    610 E 16th Street                   6,639
    Farmington NM 87401

    Donaldson Lufkin Jenrette           9.48/
    Securities Corporation Inc.         7,200
    P.O. Box 2052
    Jersey City, NJ  07303

    Adele A Anderson                    9.85/
    2916 Cutler Ave NE                  7,484
    Albuquerque NM 87106

    J Thomas Brewer                     5.46/
    Nona Brewer JT TEN                  4,144
    2101 Runyan Avenue,
    Artesia NM 88210

    Louie B Campanella Tr               6.16/
    Louie B Campanella Trust            4,677
    U/A Dtd 12/4/91
    102 Lytton Circle
    Las Cruces NM 88001

    Painewebber FBO Lewis               6.81/
    G Helm & Betty J HelmJT TEN         5,174
    8213 Cherry Hills Dr NE
    Albuquerque NM 87111

    David S Heymann &                   5.04/
    Kimberly K Heymann JT TEN           3,827
    1200 Heritage Dr
    Northfield MN 55057

New Mexico Tax Free--Class C
    Title Services Inc                  33.92/
    Attn Bob Harris                     9,209
    PO Box 696
    Raton NM 87740

    R Harold Wingo                      12.58/
    Ethel J Wingo JT TEN                3,416
    725 Collier Ave
    Raton NM 87740

    Donaldson Lufkin Jenrette           24.18/
    Securities Corporation Inc.         6,565
    P. O. Box 2052
    Jersey City NJ 07303

    Worth Wilkins                       6.02/
    Mollie Wilkins                      1,635
    PO Box 37
    Raton NM 87740

    Bob Harris                          7.47/
    Kathy R Harris                      2,029
    712 S 5th Street
    Raton NM 87740

    Kathleen Porter Harris              7.16/
    712 S 5th Street                    1,943
    Raton NM 87740

New York Tax Free--Class B
    Terence P Vertucci                  61.12/
    382 Truax Road                      14,729
    Amsterdam NY 12010

    Claudia Schellenberg                10.87/
    32-43 90th St Apt 202               2,619
    Flushing NY 11369

    Donaldson Lufkin Jenrette           6.30/
    Securities Corporation Inc.         1,518
    P.o. Box 2052
    Jersey City, NJ 07303

New York Tax Free--Class C
    Donaldson Lufkin Jenrette           99.56/
    Securities Corporation Inc.         4,971
    P.O. Box 2052
    Jersey City, NJ 07303

North Dakota Tax Free--Class A
    Wilkota and Company                 6.38/
    1st National Bank & Trust Co.       196,546
    of Williston
    P O Box 1827
    Williston ND 58802

North Dakota Tax Free--Class B
    Wesley W Weeding                    6.25/
    Geraldine M Weeding JTTEN           4,683
    331 W 6th St West
    Fargo ND 58078

    Wayne Petsinger &                   6.89/
    Norma Petsinger JTTEN               5,163
    3196 24th Ave So
    Grand Forks ND 58201

    Paula Shermoen                      5.12/
    RR 1 Box 54A                        3,841
    Gilby ND 58235

    Susan K Krueger                     6.27/
    P O Box 716                         4,698
    West Fargo ND 58078

    Edward D Jones & CO F/A/O           12.36/
    Arthur N Lee                        9,264
    Edj# 824-00638-1-1 P O
    Box 2500 Maryland Heights MO 6304

    Roberta J Mohagen                   5.10/
    104 Prairiewood Drive               3,824
    Fargo ND 58103
North Dakota Tax Free--Class C
    Jacob N Gust                        61.79/
    Barbara A Olive JT TEN              2,314
    4614 81st N Fargo ND 58102

    Stephen J Tinguely                  10.36/
    5603 53rd Ave N                     388
    Harwood ND 58042

    Debbie S Kolegraf                   27.85/
    Kim M Kolegraf JT TEN               1,043
    1673 Pocatello Drv
    Bismarck ND 58501

Oregon Insured Tax Free--Class B
    Dorothy Mccue                       10.20/
    2098 Law Lane                       50,307
    Eugene OR 97401

Oregon Insured Tax Free--Class C
    NFSC Febo  # 0jr-117285             6.24/
    Philip E Lindvig TTEE               2,235
    The Philip E/ Lindvig Living Tr
    U/A 10/18/93
    1345 So. Cherry Lane
    Lake Oswego OR 97034

    Painewebber FBO                     28.80/
    Herbert L Bodner TTEE of            10,310
    the Bodner Family Trust U/A
    Dd 5/9/88
    1419 NW 14th
    Portland OR 97209

    Edward D  Jones and Co              9.96/
    F/A/O Carol Roesch                  3,566
    Edj# 858-02914-1-0
    P O  Box 2500
    Maryland Heights MO 63043

    Painewebber FBO                     14.49/
    Harold H Saltzman and               5,187
    Ruth E Saltzman Trustees
    Dtd 4/11/95
    6130 Sw Thomas St
    Portland OR 97221

    Painewebber FBO                     28.42/
    Daniel Oseran &                     10,173
    Tracy Oseran JTTEN
    4500 SW Humphrey
    Portland OR 97221

Utah Tax Free--Class A
    Smith Barney Inc.                   5.61/
    00119401643                         19,292
    388 Greenwich Street
    New York NY 10013

UtahTax Free--Class B
    Prudential Securities FBO           62.18/
    William T Logan &                   22,963
    Sally M Logan JT TEN
    1216 Aerie Drive
    Park City UT 84068

    Smith Barney Inc.                   27.72/
    00150343722                         10,235
    388 Greenwich Street
    New York NY 10013

Washington Insured Tax Free--Class A
    Herman J Torrano Jr &               7.57/
    Barbara Torrano TTEE                17,669
    Torrano Tr  UA Dtd 12/19/89
    PO Box 296
    Sequim WA 98382

Washington Insured Tax Free--Class B
    Painewebber FBO                     31.16/
    Hogin Family Trust                  16,100
    R D & M Hogin TTEEs
    7624 N Panorama Dr
    Spokane WA 99208

    Painewebber FBO                     9.56/
    John E  Stockton                    4,938
    Rt 1 Box 19
    Dayton WA 99328

    Painewebber FBO                     5.89/
    Robert D  Weir &                    3,042
    Carol C Weir  JTWROS
    PO Box 5
    Waitsburg WA 99361

    Painewebber FBO                     5.87/
    Loraine W Schempp &                 3,035
    Irma G Schempp JT TEN
    8538 Rd T Nw
    Quincy WA 98848

    Painewebber FBO                     9.62/
    Gordon W Perkins                    4,971
    Audrey A Perkins  JTWROS
    PO Box 205
    Starbuck WA 99359

    Painewebber FBO                     14.27/
    Arne L Filan                        7,372
    40 South Division
    Walla Walla WA 99362

Washington Insured Tax Free--Class C
    Walter G Neiman                     100.00/
    2041 Cloverdale Rd                  1,911
    Kalama WA 98625

Wisconsin Tax Free--Class C
    Adeline B Straus                    10.29/
    2108 Edgewood Court                 6,206
    Kaukauna WI 54130

    Joyce J Krahn TTEE                  28.79/
    Duane C Braeger Irrev Tr            17,364
    UA  Dtd 07/28/95
    W 760 Hilts Lake Rd
    Rhinelander WI 54501

    Alan R & Harriet S                  22.08/
    Hyman TTEEs                         13,319
    Alan R & Harriet S Hyman Rev
    Liv Tr U/A Dtd 10/19/92
    1244 Dartmouth Road
    Madison WI 53705

    Beverly Kneebone                    8.79/
    1505 Stemp Terrace                  5,302
    Madison WI 53711

Wisconsin Tax Free--Class B
    Joyce M Weigel                      8.02/
    5387 Mariners Cove Dr #309          11,377
    Madison WI 53704

    George J Kadlec TTEE                9.43/
    George J Kadlec Tr                  13,383
    U/A Dtd 04/13/95
    820 Cliffwood Lane
    La Crosse WI 54601

    Edward J Saur                       6.39/
    Veronica Saur JT TEN                9,066
    P O Box 66
    Kellnersville WI 54215

    Lydia M Aschenbrener                8.08/
    3939 S 92nd St C-203                11,470
    Greenfield WI 53228

    Robert G Woller                     7.55/
    P O Box 95                          10,709
    Pound WI 54161


                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                  This Agreement, made this ___ day of ________, 1997, by and between ___________ Funds, Inc., a Minnesota corporation (the "Company"), on behalf of each Fund represented by a series of shares of common stock of the Fund that adopts this Agreement (each a "Fund" and, collectively, the "Funds") (the Funds, together with the date each Fund adopts this Agreement, are set forth in Exhibit A hereto, which shall be updated from time to time to reflect additions, deletions or other changes thereto), and [Voyageur Fund Managers, Inc.] [Delaware Management Company, Inc.], a _________ corporation ("Adviser"),

                  WITNESSETH:

                  1.  INVESTMENT ADVISORY SERVICES.

                  (a) The Company hereby engages Adviser on behalf of the Funds, and Adviser hereby agrees to act, as investment adviser for, and to manage the investment of the assets of, the Funds.

                  (b) The investment of the assets of each Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, and the current Prospectus and the Statement of Additional Information, if any, of the Company and each Fund and shall conform to the policies and purposes of each Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Company. Within the framework of the investment policies of each Fund, and subject to such other limitations and directions as the Board of Directors may from time to time prescribe, Adviser shall have the sole and exclusive responsibility for the management of each Fund's assets and the making and execution of all investment decisions for each Fund, except as set forth in the following paragraph. Adviser shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of Adviser to the investment policies of the Funds.

                  (c) Adviser may, at its expense, select and contract with one or more registered investment advisers ("Sub-Adviser") for any of the Funds to perform some or all of the services for such Funds. Such Sub-Adviser shall be responsible for executing orders for the purchase and sale of portfolio securities. Adviser will compensate any Sub-Adviser for its services to the Funds. Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

                  (d) Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties hereunder. Adviser shall arrange, if requested by the Company, for officers or employees of Adviser to serve without compensation from any Fund as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company (as required by law).

                  (e) Adviser hereby acknowledges that all records pertaining to each Fund's investments are the property of the Company, and in the event that a transfer of investment advisory services to someone other than Adviser should ever occur, Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

                  (f) Subject to the primary objective of obtaining the best available prices and execution, Adviser will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Funds, Adviser or to any other fund for which Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Funds or who sell shares of any other fund for which Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Adviser is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                  (g) Notwithstanding the provisions of subparagraph (f) above, and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Company, Adviser may ask the Funds and the Funds may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the Funds and to other funds and other advisory accounts for which Adviser exercises investment discretion.

                  2.  COMPENSATION FOR SERVICES.

                  In payment for the investment advisory and management services to be rendered by Adviser hereunder, each Fund shall pay to Adviser a monthly fee, which fee shall be paid to Adviser not later than the fifth business day of the month following the month in which said services were rendered. The monthly fee payable by each Fund shall be as set forth in Exhibit A hereto, which may be updated from time to time to reflect amendments, if any, to Exhibit A. The monthly fee payable by each Fund shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws, and currently effective Prospectus and Statement of Additional Information of the Company and the Fund. For purposes of calculating each Fund's average daily net assets, as such term is used in this Agreement, each Fund's net assets shall equal its total assets minus (a) its total liabilities and (b) its net orders receivable from dealers.

                  3. ALLOCATION OF EXPENSES.

                  (a) In addition to the fee described in Section 2 hereof, each Fund shall pay all its costs and expenses which are not assumed by Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, Rule 12b-1 plan of distribution fees (if any), interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Adviser or the principal underwriter of the Fund's shares (the "Underwriter"), or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents, accounting services agents, investor servicing agents, and bookkeeping, auditing, and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

                  (b) The Underwriter shall bear all advertising and promotional expenses in connection with the distribution of each Fund's shares, including paying for prospectuses for new shareholders, except as provided in the following sentence. No Fund shall use any of its assets to finance costs incurred in connection with the distribution of its shares except pursuant to a Plan of Distribution, if any, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended, the "1940 Act").

                  4.  FREEDOM TO DEAL WITH THIRD PARTIES.

                  Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

                  5.  REPORTS TO DIRECTORS OF THE FUND.

                  Appropriate officers of Adviser shall provide the directors of the Company with such information as is required by any plan of distribution adopted by the Company on behalf of any Fund pursuant to Rule 12b-1 under the 1940 Act.

                  6.  STANDARD OF CARE.


                  In the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard of the performance of duties of the Adviser to the Funds, the Adviser shall not be subject to liabilities of the Funds or to any shareholders of the Funds for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.


                  7.  EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT.

                  (a) The effective date of this Agreement with respect to each Fund shall be the date set forth on Exhibit A hereto.

                  (b) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect with respect to each Fund for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by
(i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to this Agreement or "interested persons", as defined in the 1940 Act, of Adviser or of the Company cast in person at a meeting called for the purpose of voting on such approval.

                  (c) This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of such Fund, or by Adviser, upon 60 days' written notice to the other party.

                  (d) This agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

                  (e) No amendment to this Agreement shall be effective with respect to any Fund until approved by the vote of: (i) a majority of the directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of Adviser or of the Company cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the applicable Fund.

                  (f) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of a Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of such Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of such Fund.

                  8.  NOTICES.

                  Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Company and Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                    VOYAGEUR________________________ FUNDS, INC.



                                     By ____________________________
                                          Its __________________________



                                    [VOYAGEUR FUND MANAGERS, INC.]
                                    [DELAWARE MANAGEMENT COMPANY, INC.]



                                     By _____________________________
                                          Its ___________________________


                                    Exhibit A
                                       to
                          Investment Advisory Agreement
                                     between
                         [Voyageur Fund Managers, Inc.]
                       [Delaware Management Company, Inc.]
                                       and
                       Voyageur _____________ Funds, Inc.


                                                              MONTHLY
                                                            ADVISORY FEE
                                                          (as % of average
      FUND                 EFFECTIVE DATE                 daily net assets)
      ----                 --------------                 -----------------


                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

                  Agreement, dated __________, 1997, by and between Delaware Management Company, Inc. (the "Adviser"), a _______________________ corporation, and Voyageur Asset Management LLC, a Minnesota limited liability company ("Sub-Adviser").

                  WHEREAS, Voyageur Mutual Funds III, Inc., a Minnesota corporation (the"Company"), on behalf of its Growth Stock Fund, a separately managed series of the Company (the "Fund"), has appointed Adviser as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated ________, 1997 (the "Advisory Agreement"); and

                  WHEREAS, pursuant to the terms of the Advisory Agreement, Adviser desires to appoint Sub-Adviser as its sub-adviser for the Fund, and Sub-Adviser is willing to act in such capacity upon the terms set forth herein; and

                  WHEREAS, pursuant to the terms of the Advisory Agreement, the Company has approved the appointment of Sub-Adviser as Sub-Adviser for the Fund.

                  NOW, THEREFORE, in consideration of the mutual agreements herein made, Adviser and Sub-Adviser agree as follows:


                  1. Adviser hereby employs Sub-Adviser to serve as sub-adviser for, and to manage the investment of the assets of, the Fund as set forth herein. Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). Sub-Adviser shall not be required to pay expenses of the Fund, including, but not limited to (a) brokerage and commission expenses; (b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by Adviser;
(e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering or otherwise qualifying the shares of the Fund under applicable state securities laws; (g) expenses of printing and distributing reports to shareholders; (h) costs of shareholders' meetings and proxy solicitation; (i) charges and expenses of the Fund's custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Company's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, regulations and releases relating thereto) of Adviser; (k) legal and auditing expenses; (l) costs of certificates representing common shares of the Fund; (m) costs of stationery and supplies;
(n) insurance expenses; (o) association membership dues; (p) the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission; (q) travel expenses of officers and employees of Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; and (r) all other charges and costs of the Fund's operation unless otherwise explicitly provided herein. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or on behalf of the Fund in any way or otherwise be deemed an agent of the Fund.


                  2. Sub-Adviser shall direct the Fund's investments in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's then-effective Registration Statement under the Securities Act of 1933, as amended, including the Prospectus and Statement of Additional Information of the Fund contained therein, subject to the super vision of the Company, its officers and directors, and Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by Adviser to Sub-Adviser and subject to such further limitations as Adviser may from time to time impose by written notice to Sub-Adviser.

                  3. Sub-Adviser shall formulate and implement a continuing program for managing the investment of the Fund's assets, and shall amend and update such program from time to time as financial and other economic conditions warrant. Sub-Adviser shall make all determinations with respect to managing the investment of the Fund's assets and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund.

                  4. Sub-Adviser shall furnish such reports to Adviser as Adviser may reasonably request for Adviser's use in discharging its obligations under the Advisory Agreement, which reports may be distributed by Adviser to the Company's Board of Directors at periodic meetings of the Board of Directors and at such other times as may be reasonably requested by the Board of Directors. Copies of all such reports shall be furnished to Adviser for examination and review within a reasonable time prior to the presentation of such reports to Company's Board of Directors.

                  5. Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of securities for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.


                  (a) Subject to the primary objective of obtaining the best available prices and execution, Sub-Adviser will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Fund, Sub-Adviser or to any other fund for which Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds for which Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                  (b) Notwithstanding the provisions of subparagraph (a) above, and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Company, Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which Sub-Adviser exercises investment discretion.


                  (c) It is understood that certain other clients of Sub-Adviser may have investment objectives and policies similar to those of the Fund, and that Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

                  (d) Sub-Adviser agrees that it will not purchase or sell securities for the Fund in any transaction in which it, Adviser or any "affiliated person" of the Company, Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal; provided, however, that Sub-Adviser may effect transactions pursuant to Rule 17a-7 under the 1940 Act in compliance with the Fund's then-effective policies concerning such transactions.

                  (e) Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer or futures commission-merchant which is an "affiliated person" of the Company, Adviser or Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of Adviser. In effecting any such transactions with the prior written consent of Adviser, Sub-Adviser shall comply with
                  Section 17(e)(1) of the 1940 Act, other applicable provisions of the 1940 Act, if any, the then-effective Registration Statement of the Fund under the Securities Act of 1933, as amended and the Fund's then-effective policies concerning such transactions.

                  (f) Sub-Adviser shall promptly communicate to Adviser and, if requested by Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as Adviser may reasonably request. The parties understand that the Fund shall bear all brokerage commissions in connection with the purchases and sales of portfolio securities for the Fund and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

                  6. Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing Sub-Adviser, Adviser or the Fund with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Adviser or the Fund, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

                  7. Sub-Adviser shall cooperate with and make available to Adviser, the Fund and any agents engaged by the Fund, Sub-Adviser's expertise relating to matters affecting the Fund.


                  8. For the services to be rendered under this Agreement, and the facilities to be furnished for each fiscal year of the Fund, Adviser shall pay to Sub-Adviser a monthly management fee at the annual rate of .50% of the Fund's average daily net assets. This fee will be computed based on net assets at the beginning of each day and will be paid to Sub-Adviser monthly on or before the fifteenth day of the month next succeeding the month for which the fee is paid. The fee shall be prorated for any fraction of a fiscal year at the commencement and termination of this Agreement.

                  Pursuant to the Advisory Agreement, Adviser receives monthly from the Fund compensation at the annual rate of 1.00% of the Fund's average daily net assets. If Adviser has undertaken in the Fund's Registration Statement as filed under the 1940 Act or elsewhere to waive all or part of its fee under the Advisory Agreement or to reduce such fee upon order of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund, Sub-Adviser's fee payable under this Agreement will be proportionately waived.


                  9.  Sub-Adviser represents, warrants and agrees that:

                  (a) Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by Advisers Act and other applicable laws and regulations. Sub-Adviser agrees to (i) supply Adviser with such documents as Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to any applicable law or regulation.

                  (b) Sub-Adviser will maintain, keep current and preserve on behalf of the Company all records required or permitted by the 1940 Act in the manner provided by such Act. Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

                  (c) Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of Sub-Adviser as Adviser may from time to time require to document compliance with the 1940 Act, Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

                  (d) After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-Adviser will promptly furnish a copy of such amendment to Adviser.

                  (e) Sub-Adviser will immediately notify Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

                  10.  Adviser represents, warrants and agrees that:

                  (a) It has been duly authorized by the Board of Directors of the Company to delegate to Sub-Adviser the provision of the services contemplated hereby.

                  (b) Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon Adviser and the Company by applicable law and regulations.

                  11. Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  12. This Agreement shall become effective as of the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of Adviser, Sub-Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Adviser and the Sub-Adviser, or (b) by Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder, provided, however, that such automatic termination shall be prevented in a particular case by an order of exemption from the Securities and Exchange Commission or a no-action letter of the staff of the Commission to the effect that such assignment does not require termination as a statutory or regulatory matter. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

                  13. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Fund.

                  14. This Agreement shall be binding upon, and inure to the benefit of, Adviser and Sub-Adviser, and their respective successors.

                  15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                  16. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                              DELAWARE MANAGEMENT COMPANY, INC.



                                              By________________________________
                                                       Name:
                                                       Title:




                                              VOYAGEUR ASSET MANAGEMENT LLC




                                              By________________________________
                                                       Name:
                                                       Title:


                                                                       EXHIBIT C


           _________________ FUND, A SERIES OF __________ FUNDS, INC.
                       PLAN OF LIQUIDATION AND TERMINATION

         The following Plan of Liquidation and Termination (the "Plan") of ________________ Fund (the "Fund"), one of ___ series of ________ Funds, Inc.
(the "Company"), a corporation organized and existing under the laws of the state of Minnesota, which has operated as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and termination of the Fund in conformity with the provisions of the Company's Articles of Incorporation and ByLaws, and Minnesota law.


         WHEREAS, the Company's Board of Directors (the "Board") has deemed that it is advisable and in the best interest of the Fund and its shareholders to liquidate and terminate the Fund, and the Board, on February 7 and February 14, 1997, considered the matter and determined to recommend the liquidation and termination of the Fund pursuant to this Plan;


         NOW, THEREFORE, the liquidation and termination of the Fund shall be carried out in the manner hereinafter set forth:

         1. EFFECTIVE DATE OF PLAN. This Plan shall be effective upon consummation of the merger of a wholly owned subsidiary of Lincoln National Corporation ("LNC") with and into Dougherty Financial Group Inc. ("DFG") pursuant to an Agreement and Plan of Merger by and among LNC, DFG, Michael E. Dougherty, James O. Pohlad, Robert C. Pohlad and William M. Pohlad, provided that the Plan has previously been adopted and approved at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan, by a vote of holders of more than 50 percent of the outstanding shares of the Fund. The date of effectiveness of the Plan is hereinafter called the "Effective Date."

         2. CESSATION OF BUSINESS. After the Effective Date, the Company shall not engage in any business activities on behalf of the Fund except for the purpose of winding up the Fund's business and affairs, preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund. After the Effective Date, the Fund shall not issue any new shares except in connection with the reinvestment of dividends or distributions by existing shareholders. Notwithstanding the provisions of this Plan, the Company shall, prior to making the final liquidating distribution to Fund shareholders, continue to honor requests for the redemption of Fund shares received up to and including 4:00 p.m. on the day before the Liquidation Record Date (as defined in Section 5 below).

         3. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Company shall cause the liquidation of the Fund's assets to cash form.

         4. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Company shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 5 below.

         5. LIQUIDATING DISTRIBUTION. As soon as practicable after the Effective Date, and in any event within sixty (60) days thereafter, the Company will mail the following to each Fund shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Fund (after the payment and creation of the reserves contemplated by Section 4 above); and (ii) information concerning the sources of the liquidating distribution. On or before such mailing date the Company will compile the list of remaining shareholders of record entitled to receive a liquidation distribution. The day on which such list is determined shall be the "Liquidation Record Date." The payment of the liquidating distribution and the retirement and cancellation of Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of the Company in the form attached hereto as Exhibit 1 (the "Amendment").

         6. TERMINATION AND DISSOLUTION. As promptly as practicable after the completion of the liquidating distribution described in the preceding paragraph, the Fund shall be terminated pursuant to the terms of this Plan and applicable provisions of Minnesota law.

         7. EXPENSES OF LIQUIDATION AND TERMINATION. All expenses incurred by the Company in relation to the carrying out of this Plan, other than brokerage commissions and taxes, if any, shall be borne by Lincoln National Corporation.

         8. POWER OF THE BOARD. The Board and, subject to the general direction of the Board, the officers of the Company, shall have authority to do or to authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all articles, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and applicable Minnesota law.

         9. AMENDMENTS TO THE PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the complete liquidation and termination of the Fund and the distribution of the Fund's assets to Fund shareholders in accordance with the purposes intended to be accomplished by this Plan.


                EXHIBIT 1 TO PLAN OF LIQUIDATION AND TERMINATION
                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                        ____________________ FUNDS, INC.



         The undersigned officer of _______________ Funds, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's (a) Board of Directors, at a meeting held February 14, 1997, and (b) shareholders, at a meeting held April 11, 1997, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Articles of Incorporation set forth in such resolution were adopted pursuant to Chapter 302A.


         WHEREAS, the Corporation is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and


         WHEREAS, it is desirable and in the best interest of the holders of the ___________________ Fund (the "Fund"), a series of the Corporation, to liquidate and terminate the Fund pursuant to the Plan of Liquidation and Termination (the "Liquidation Plan") approved by Fund shareholders on April 11, 1997;

         WHEREAS, the Corporation wishes to provide for the distribution of the assets of the Fund to its shareholders and the simultaneous cancellation and retirement of the outstanding shares of the Fund; and

         WHEREAS, the Liquidation Plan requires that, in order to bind all shareholders of the Fund to the foregoing and, in particular, to bind such shareholders to the cancellation and retirement of the outstanding shares of the Fund, it is necessary to adopt an amendment to the Corporation's Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

         5A.      (a)  For purposes of this Article 5A, the following terms
shall have the following meanings:

                  "EFFECTIVE DATE" means the date on which the Fund shareholders adopt and approve the Plan of Liquidation and Termination (the "Liquidation Plan") approved by the Fund shareholders on April 11, 1997.


                  THE "FUND" means the Series __ Common Shares of the Corporation, which have been designated _________________________ Fund in the bylaws of the Corporation.

                  "LIQUIDATING DISTRIBUTION DATE" means the date, as soon as practicable after the Effective Date, for the consummation of the liquidation.


         (b) At the Liquidating Distribution Date, the assets belonging to the Fund shall be distributed, as described in the Liquidation Plan, among the Fund's shareholders in proportion to each shareholder's interest in the remaining assets of the Fund. For purposes of the foregoing, the term "assets belonging to" has the meaning assigned to it in Article 7(b) of the Corporation's Articles of Incorporation.


         (c) All issued and outstanding shares of the Fund shall simultaneously be canceled on the Books of the Fund and retired.

         (d) From and after the Liquidating Distribution Date, the Fund Shares canceled and retired pursuant to paragraph (c) above shall have the status of authorized and unissued Shares of the Corporation without designation as to series.

         IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on _______________, 1997.

                                             _________________ FUNDS, INC.


                                              By _______________________________
                                                   Its


                                                                       EXHIBIT D

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of the __ day of ______, 1997, by and between Voyageur Mutual Funds III, Inc. ("Voyageur III"), on behalf of its series Growth and Income Fund, and VAM Institutional Funds, Inc. ("VAM Funds"), on behalf of its newly formed series Growth and Income Fund ("New Growth and Income Fund"). Voyageur III and VAM Funds are Minnesota corporations. As used in this Agreement, the terms "New Growth and Income Fund" and "Growth and Income Fund" shall be construed to mean, respectively, "VAM Funds on behalf of New Growth and Income Fund" and "Voyageur III on behalf of Growth and Income Fund," where necessary to reflect the fact that a corporate series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law.


         This Agreement is intended to be and is adopted as a "plan of reorganization," within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer to New Growth and Income Fund of all of the assets of Growth and Income Fund in exchange for the assumption by New Growth and Income Fund of all liabilities of Growth and Income Fund and the issuance by New Growth and Income Fund of shares of common stock, par value $0.01 per share ("New Growth and Income Fund Shares"), to be distributed, after the Closing Time hereinafter determined, to the shareholders of Growth and Income Fund in liquidation of Growth and Income Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The distribution of New Growth and Income Fund Shares to Growth and Income Fund shareholders and the retirement and cancellation of Growth and Income Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Voyageur III in the form attached hereto as Exhibit 1 (the "Amendment"), to be adopted by Voyageur III in accordance with the Minnesota Business Corporation Act.


         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       REORGANIZATION AND LIQUIDATION OF GROWTH AND INCOME FUND


         1.1. Subject to the terms and conditions set forth herein and in the Amendment and on the basis of the representations and warranties contained herein, Growth and Income Fund agrees to assign, deliver and otherwise transfer the Growth and Income Fund Assets (as defined in paragraph 1.2) to New Growth and Income Fund and New Growth and Income Fund agrees in exchange therefor to assume all liabilities of Growth and Income Fund at the Closing Time (as defined in paragraph 3.1) as set forth in paragraph 1.3and to deliver to Growth and Income Fund Shareholders (as defined in paragraph 1.5) the number of New Growth and Income Fund Shares, including fractional New Growth and Income Fund Shares, determined in accordance with paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").


         1.2. The "Growth and Income Fund Assets" shall consist of all property, including, without limitation, all cash, cash equivalents, securities, futures and interest receivables owned by Growth and Income Fund, and any deferred or prepaid expenses shown as an asset on Growth and Income Fund's books, on the Valuation Date (as defined in paragraph 2.1).

         1.3. New Growth and Income Fund will assume all liabilities of Growth and Income Fund, which include, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Growth and Income Fund prepared by the Treasurer of Growth and Income Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Valuation Date Statement").

         1.4. At the Closing Time or as soon as practicable thereafter, pursuant to paragraph 1.1 hereof and the Amendment, Growth and Income Fund will distribute New Growth and Income Fund Shares received by Growth and Income Fund pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Growth and Income Fund Shareholders"). Thereafter, no additional shares representing interests in Growth and Income Fund shall be issued. Such distribution will be accomplished by an instruction, signed by Growth and Income Fund's Secretary, to transfer New Growth and Income Fund Shares then credited to Growth and Income Fund's account on the books of New Growth and Income Fund to open accounts on the books of VAM Funds in the names of the Growth and Income Fund Shareholders and representing the respective pro rata number of New Growth and Income Fund Shares due each such Growth and Income Fund Shareholder. All issued and outstanding shares of Growth and Income Fund simultaneously will be canceled on Growth and Income Fund's books.


         1.5. Ownership of New Growth and Income Fund Shares will be shown on the books of VAM Fund's transfer agent. New Growth and Income Fund Shares will be issued in the manner described in New Growth and Income Fund's then-current Prospectus and Statement of Additional Information, except no front-end sales charges will be incurred by Growth and Income Fund Shareholders in connection with New Growth and Income Fund Shares received in the Reorganization. Growth and Income Fund Shareholders shall receive New Growth and Income Fund shares that are of the same class as the Growth and Income Fund shares in exchange for which such New Growth and Income Fund shares are issued.

         1.6 New Growth and Income Fund agrees that in determining any contingent deferred sales charges applicable to any shares distributed by it in the Reorganization, and in determining the date upon which any Class B shares distributed by it in the Reorganization convert to Class A shares, it shall give credit for the period during which the holders thereof held Growth and Income Fund shares in exchange for which such New Growth and Income Fund shares were issued.

         1.7. Any transfer taxes payable upon issuance of New Growth and Income Fund Shares in a name other than the registered holder of Growth and Income Fund Shares on Growth and Income Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom New Growth and Income Fund Shares are to be issued and transferred.

         1.8. Any reporting responsibility of Growth and Income Fund is and shall remain the responsibility of Growth and Income Fund.

         1.9. All books and records maintained on behalf of Growth and Income Fund will be delivered to New Growth and Income Fund and, after the Closing, will be maintained by New Growth and Income Fund or its designee in compliance with applicable record retention requirements under the Investment Company Act of 1940, as amended (the "1940 Act").


2.       VALUATION


         2.1. The "Valuation Date" shall be a business day not later than the 5th business day following the receipt of the requisite approval of this Agreement by shareholders of Growth and Income Fund or such other date after such shareholder approval as may be mutually agreed upon. The value of the Growth and Income Fund Assets shall be the value of such assets computed as of 4:00 p.m., Eastern time, on the Valuation Date, using the valuation procedures set forth in Growth and Income Fund's then current Prospectus and Statement of Additional Information.


         2.2. The New Growth and Income Fund Shares to be issued hereunder will have an aggregate net asset value equal to the value of the Growth and Income Fund Assets, net of the liabilities of Growth and Income Fund, determined in accordance with paragraph 2.1.

         2.3. All computations of value shall be made by Voyageur Fund Managers, Inc. ("VFM") in accordance with its regular practice in pricing Growth and Income Fund. New Growth and Income Fund shall cause VFM to deliver a copy of its valuation report at the Closing.

3.       CLOSING AND CLOSING TIME


         3.1. The Closing shall take place on the Valuation Date as of 5:00 p.m., Eastern time, or at such other day or time as the parties may agree (the "Closing Time"). The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Closing Time unless otherwise provided.

         3.2. Portfolio securities held by Growth and Income Fund (together with any cash or other assets) shall be delivered by Growth and Income Fund to Norwest Bank Minnesota, N.A. (the "Custodian"), as custodian for New Growth and Income Fund, for the account of New Growth and Income Fund at or before the Closing Time in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered at or before the Closing Time by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "Norwest Bank Minnesota, N.A., Custodian for Growth and Income Fund, a series of VAM Institutional Funds, Inc."


         3.3. In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both New Growth and Income Fund and Growth and Income Fund, accurate appraisal of the value of the Growth and Income Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         3.4. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       COVENANTS OF NEW GROWTH AND INCOME FUND AND GROWTH AND INCOME FUND


         4.1. Except as otherwise expressly provided herein, Growth and Income Fund will operate its business in the ordinary course between the date hereof and the Closing Time, it being understood that such ordinary course will include customary dividends and other distributions.


         4.2. VAM Funds will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement onForm N-1A under the Securities Act of 1933, as amended (the "1933 Act"), relating to New Growth and Income Fund Shares (the "Registration Statement").

         4.3. Growth and Income Fund will call a meeting of its shareholders to consider and act upon this Agreement and the Amendment and to take all other action necessary to obtain approval of the transactions contemplated herein, including, if necessary, the waiver of any existing investment limitations that might otherwise preclude Growth and Income Fund from holding all of its assets as New Growth and Income Fund Shares until such shares are distributed to Growth and Income Fund shareholders. Voyageur III will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting. VAM Funds will furnish Voyageur III with such information relating to New Growth and Income Fund as is reasonably necessary for the preparation of the Proxy Materials.

         4.4. Subject to the provisions of this Agreement, New Growth and Income Fund and Growth and Income Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


         4.5. As soon after the Closing Time as is reasonably practicable, Voyageur III (a) shall prepare and file all federal and other tax returns and reports of Growth and Income Fund required by law to be filed with respect to all periods ending on or before the Closing Time but not theretofore filed, and
(b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Time, including without limitation, all taxes for which the provision for payment was made as of the Closing Time (as represented in paragraph 5.2(l)).

         4.6. New Growth and Income Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Time.


5.       REPRESENTATIONS AND WARRANTIES

         5.1.  VAM Funds represents and warrants to Voyageur III as follows:

                  (a) New Growth and Income Fund is a series of VAM Funds. VAM Funds is a corporation validly existing and in good standing under the laws of Minnesota with corporate power to carry on its business as presently conducted.

                  (b) VAM Funds is a duly registered management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.


                  (c) The Prospectus and Statement of Additional Information of New Growth and Income Fund will, at the Closing Time, conform in all materials respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.


                  (d) New Growth and Income Fund is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of VAM Funds's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which New Growth and Income Fund is a party or by which it is bound.

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VAM Funds or New Growth and Income Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Growth and Income Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.


                  (f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VAM Funds, and this Agreement constitutes a valid and binding obligation of New Growth and Income Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors rights and to general equity principles.

                  (g) New Growth and Income Fund Shares to be issued and delivered to Growth and Income Fund, for the account of the Growth and Income Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Time have been duly authorized and, when so issued and delivered, will be duly and validly issued New Growth and Income Fund Shares, and will be fully paid and nonassessable with no personal liability attaching to the ownership thereof;


                  (h) The information furnished or to be furnished by New Growth and Income Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.


                  (i) The Proxy Materials, insofar as they relate to New Growth and Income Fund, will, at the time of the meeting of Growth and Income Fund's shareholders and at the Closing Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.


         5.2  Voyageur III represents and warrants to VAM Funds as follows:

                  (a) Growth and Income Fund is a series of Voyageur III. Voyageur III is a corporation validly existing and in good standing under the laws of Minnesota.

                  (b) Voyageur III is a duly registered management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect.

                  (c) All of the issued and outstanding shares of common stock of Growth and Income Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Growth and Income Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Voyageur III is not subject to any stop order and is fully qualified to sell Growth and Income Fund shares in each state in which such shares have been registered.

                  (d) The current Prospectus and Statement of Additional Information of Growth and Income Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) Growth and Income Fund is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of Voyageur III's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth and Income Fund is a party or by which it is bound.

                  (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Growth and Income Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Growth and Income Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

                  (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Growth and Income Fund as of April 30, 1996 and for the year then ended, certified by KPMG Peat Marwick LLP, and the unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Growth and Income Fund as of October 30, 1996 and for the six months then ended, fairly present, in all material respects, Growth and Income Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Growth and Income Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein.

                  (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Growth and Income Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Growth and Income Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by New Growth and Income Fund prior to the date of this Agreement and prior to the Closing Time. All liabilities of Growth and Income Fund (contingent and otherwise) are reflected in the Valuation Date Statement. For the purpose of this subparagraph (h), neither a decline in Growth and Income Fund's net asset value per share nor a decrease in Growth and Income Fund's size due to redemptions by Growth and Income Fund shareholders shall constitute a material adverse change.


                  (i) Growth and Income Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Time.

                  (j) All issued and outstanding shares of Growth and Income Fund are, and at the Closing Time will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Growth and Income Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts recorded by Growth and Income Fund's transfer agent.

                  (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Time by all necessary action on the part of Voyageur III and, subject to the approval of Growth and Income Fund's shareholders, this Agreement constitutes a valid and binding obligation of Growth and Income Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) All material federal and other tax returns and reports of Growth and Income Fund required by law to be filed on or before the Closing Time shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof and, to the best of Growth and Income Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return and there are no facts that might form the basis for such proceedings.


                  (m) For each taxable year since its inception, Growth and Income Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of, nor the performance of its obligations under, this Agreement will adversely affect, and no other events, to the best of Growth and Income Fund's knowledge, are reasonably likely to occur which will adversely affect the ability of Growth and Income Fund to continue to meet the requirements of Subchapter M of the Code.


                  (n) At the Closing Time, Growth and Income Fund will have good and valid title to the Growth and Income Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Growth and Income Fund which have not settled prior to the Closing Time), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, New Growth and Income Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act.

                  (o) At the time of the meeting of Growth and Income Fund's shareholders and at the Closing Time, the Proxy Materials will (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither Growth and Income Fund nor Voyageur III shall be construed to have made the foregoing representation with respect to portions of the Proxy Materials furnished by New Growth and Income Fund. Any other information furnished by Growth and Income Fund for use in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with the applicable federal securities and other laws and regulations thereunder.


                  (p) Growth and Income Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of
         Section 31 of the 1940 Act and the Rules thereunder.

                  (q) Growth and Income Fund is not acquiring New Growth and Income Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH AND INCOME FUND


         The obligations of Growth and Income Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by New Growth and Income Fund of all the obligations to be performed by it hereunder on or before the Closing Time and, in addition thereto, the following conditions:

         6.1. All representations and warranties of New Growth and Income Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time with the same force and effect as if made on and as of the Closing Time.

         6.2. New Growth and Income Fund shall have delivered to Growth and Income Fund a certificate of its President and Treasurer, in a form reasonably satisfactory to Growth and Income Fund and dated as of the date of the Closing, to the effect that the representations and warranties of VAM Funds made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Voyageur III shall reasonably request.


7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW GROWTH AND INCOME FUND


         The obligations of New Growth and Income Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Growth and Income Fund of all the obligations to be performed by it hereunder on or before the Closing Time and, in addition thereto, the following conditions:

         7.1. All representations and warranties of Voyageur III contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time with the same force and effect as if made on and as of the Closing Time.

         7.2. Growth and Income Fund shall have delivered to New Growth and Income Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to New Growth and Income Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Growth and Income Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as New Growth and Income Fund shall reasonably request.

         7.3. Growth and Income Fund shall have delivered to New Growth and Income Fund a statement, certified by the Treasurer of Voyageur III, of the Growth and Income Fund Assets and its liabilities, together with a list of Growth and Income Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, such statement to be prepared as of the Closing Time and in accordance with generally accepted accounting principles consistently applied.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW GROWTH AND INCOME FUND AND GROWTH AND INCOME FUND.


         The obligations of Growth and Income Fund and New Growth and Income Fund hereunder are each subject to the further conditions that on or before the Closing Time:

         8.1. This Agreement and the Amendment and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of Growth and Income Fund in accordance with the provisions of Voyageur III's Articles of Incorporation, and certified copies of the resolutions evidencing such approval shall have been delivered to New Growth and Income Fund.

         8.2. At the Closing Time, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by New Growth and Income Fund or Growth and Income Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of New Growth and Income Fund or Growth and Income Fund.

         8.4. On or prior to the Valuation Date, Growth and Income Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to its shareholders all of Growth and Income Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for the taxable year during which the Reorganization occurs.

         8.5. The parties shall have received an opinion of the law firm of Dorsey & Whitney LLP (based on such representations as such law firm shall reasonably request), addressed to VAM Funds and Voyageur III, which opinion may be relied upon by the shareholders of Growth and Income Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

         (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and New Growth and Income Fund and Growth and Income Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

         (ii) Growth and Income Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of New Growth and Income Fund shares. Growth and Income Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Growth and Income Fund which are distributed by Growth and Income Fund prior to the Reorganization;

         (iii) the tax basis of New Growth and Income Fund shares received by each Growth and Income Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Growth and Income Fund shares exchanged therefor;

         (iv) the holding period of New Growth and Income Fund shares received by each Growth and Income Fund shareholder pursuant to the Reorganization will include the period during which the Growth and Income Fund shareholder held the Growth and Income Fund shares exchanged therefor, provided that the Growth and Income Fund shares were held as a capital asset on the date of the Reorganization;

         (v) Growth and Income Fund will recognize no income, gain or loss by reason of the Reorganization;

         (vi) New Growth and Income Fund will recognize no income, gain or loss by reason of the Reorganization;

         (vii) the tax basis of the assets received by New Growth and Income Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Growth and Income Fund immediately prior to the Reorganization;

         (viii) the holding period of the assets received by New Growth and Income Fund pursuant to the Reorganization will include the period during which such assets were held by Growth and Income Fund; and

         (ix) New Growth and Income Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Growth and Income Fund immediately prior to the Reorganization.

         Notwithstanding anything herein to the contrary, neither New Growth and Income Fund nor Growth and Income Fund may waive the condition set forth in this paragraph 8.5.

         8.6. The Amendment shall have been filed in accordance with applicable provisions of Minnesota law.

9.       FEES AND EXPENSES

         9.1. (a) Lincoln National Corporation shall bear all direct expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including expenses incurred in connection with the preparation, printing, filing and solicitation of proxies to obtain requisite shareholder approvals.

                  (b) VFM shall pay any unamortized organizational expenses on the books of Growth and Income Fund immediately prior to the Reorganization.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. This Agreement constitutes the entire agreement between the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.      TERMINATION

         11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

                  (a) by the mutual written consent of Voyageur III and VAM
         Funds;


                  (b) by either VAM Funds or Voyageur III by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before July 1, 1997; or

                  (c) by either New Growth and Income Fund or Growth and Income Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Time, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Growth and Income Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present, or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


         11.2. (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of New Growth and Income Fund or Growth and Income Fund or the directors or officers of New Growth and Income Fund or Growth and Income Fund, to any other party or its directors or officers.

                  (b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of New Growth and Income Fund or Growth and Income Fund or the directors or officers of New Growth and Income Fund or Growth and Income Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

  12.    AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, HOWEVER, that following the meeting of Growth and Income Fund's shareholders called by Growth and Income Fund pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of New Growth and Income Fund shares to be issued to the Growth and Income Fund Shareholders under this Agreement to the detriment of such Growth and Income Fund Shareholders without their further approval.

13       MISCELLANEOUS

         13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5. The obligations and liabilities of VAM Funds hereunder are solely those of New Growth and Income Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent or employee of VAM Funds on behalf of New Growth and Income Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of VAM Funds and signed by authorized officers of VAM Funds acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

         13.6. The obligations and liabilities of Voyageur III hereunder are solely those of Growth and Income Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent or employee of Growth and Income Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Voyageur III and signed by authorized officers of Voyageur III acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                         VOYAGEUR MUTUAL FUNDS III, INC., on
                                         behalf of Growth and Income Fund


                                         By  _______________________________

                                         Its  _______________________________

                                         VAM INSTITUTIONAL FUNDS, INC., on
                                         behalf of Growth and Income Fund


                                         By  _______________________________

                                         Its ________________________________



                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION


                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                         VOYAGEUR MUTUAL FUNDS III, INC.

         The undersigned officer of Voyageur Mutual Funds III, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at meetings held February 14, 1997 and April 11, 1997, respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Amended and Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

         WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Series D shares of the Corporation (also known as the "Growth and Income Fund") that the assets belonging to such series be sold to Series L (also known as the "Growth and Income Fund") of VAM Funds, Inc. ("VAM Funds"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Series L of VAM Funds; and

         WHEREAS, the Corporation wishes to provide for the pro rata distribution of the shares of Series L of VAM Funds received by it to holders of Corporation's Series D common shares, and the simultaneous cancellation and retirement of the outstanding Series D common shares of the Corporation; and

         WHEREAS, the Corporation and VAM Funds have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of the Corporation's Series D common shares to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Series D common shares of the Corporation, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

         5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "VAM Funds" means VAM Institutional Funds, Inc., a Minnesota corporation.

         "Acquired Fund" means the Corporation's Growth and Income Fund, which is represented by the Series D common shares of the Corporation.

         "Acquired Fund Shares" means the Corporation's Series D shares.

         "Class A Acquired Fund Shares" means the Acquired Fund's Class A shares.

         "Class B Acquired Fund Shares" means the Acquired Fund's Class B shares.

         "Class C Acquired Fund Shares" means the Acquired Fund's Class C shares.

         "Acquiring Fund" means VAM Fund's Growth and Income Fund, which is represented by the Series L common shares of VAM Funds.

         "Acquiring Fund Share" means VAM Fund's Series L shares.

         "Class A Acquiring Fund Shares" means the Acquiring Fund's Class A shares.

         "Class B Acquiring Fund Shares" means the Acquiring Fund's Class B shares.

         "Class C Acquiring Fund Shares" means the Acquiring Fund's Class C shares.

         "Valuation Date" means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the assets of the Acquired Fund is determined for purposes of the reorganization.

         "Valuation Time" means 4:00 p.m., Eastern time, on the Valuation Date.

         "Closing Time" means 5:00 p.m., Eastern time, on the Valuation Date, or such other date and time upon which the parties to the reorganization may agree.

         (b) At the Closing Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund, in return for Class A Acquiring Fund Shares, Class B Acquiring Fund Shares, and Class C Acquiring Fund Shares, all pursuant to the Agreement and Plan of Reorganization between the Corporation and VAM Funds relating thereto. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) The number of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

                  (i) The net asset value per share of the Class A Acquired Fund Shares, Class B Acquired Fund Shares and Class C Acquired Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in the Acquired Fund's then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended.

                  (ii) The total number of all classes of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of all classes of the Acquired Fund Shares as of the Valuation Time, as determined pursuant to (i) above. The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Class A Acquired Fund Shares shall have an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares as of the Valuation Time, as determined pursuant to (i) above. The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Class B Acquired Fund Shares shall have an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares as of the Valuation Time, as determined pursuant to (i) above. The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Class C Acquired Fund Shares shall have an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares as of the Valuation Time, as determined pursuant to (i) above.


                  (iii) At the Closing Time, the Acquired Fund shall distribute to the Acquired Fund shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund Shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Closing Time bears to the total number of issued and outstanding Acquired Fund Shares immediately prior to the Closing Time) the full and fractional Acquiring Fund Shares received by the Acquired Fund pursuant to (i) and (ii) above. Accordingly, each holder of Class A Acquired Fund Shares shall receive, immediately after the Closing Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder at the Valuation Time; each holder of Class B Acquired Fund Shares shall receive, immediately after the Closing Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder at the Valuation Time; and each holder of Class C Acquired Fund Shares shall receive, immediately after the Closing Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder at the Valuation Time.

         (d) The distribution of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares to Acquired Fund shareholders, as provided for in paragraph (c) above, shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding Acquired Fund common shares shall simultaneously be canceled on the books of the Acquired Fund and retired. From and after the Closing Time, share certificates formerly representing Acquired Fund common shares, if any, shall represent the number of Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and Class C Acquiring Fund Shares determined in accordance with the foregoing provisions.

         (e) From and after the Closing Time, the Acquired Fund Shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued shares of the Corporation, without designation as to series.

         IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on
   , 1997.

                                              VOYAGEUR  MUTUAL FUNDS III, INC.


                                              By________________________________


                                              Its_______________________________




FOR VOYAGEUR FUNDS VOTING ON PROPOSALS 1 AND 2:

[AGGRESSIVE GROWTH FUND
ARIZONA INSURED TAX FREE FUND
ARIZONA TAX FREE FUND
CALIFORNIA INSURED TAX FREE FUND
CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND
FLORIDA INSURED TAX FREE FUND
FLORIDA LIMITED TERM TAX FREE FUND
FLORIDA TAX FREE FUND
IDAHO TAX FREE FUND
IOWA TAX FREE FUND
KANSAS TAX FREE FUND
MINNESOTA HIGH YEILD MUNICIPAL BOND FUND
MINNESOTA INSURED FUND
MINNESOTA LIMITED TERM MUNICIPAL BOND FUND
MINNESOTA TAX FREE FUND
MISSOURI INSURED TAX FREE FUND
NATIONAL HIGH YEILD MUNICIPAL BOND FUND
NEW MEXICO TAX FREE FUND
NORTH DAKOTA TAX FREE FUND
OREGON INSURED TAX FREE FUND
UTAH TAX FREE FUND
WASHINGTON INSURED TAX FREE FUND
WISCONSIN TAX FREE FUND]


                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT


         The undersigned appoints Thomas J. Abood, John G. Taft and Kenneth R. Larsen, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Voyageur [name of Voyageur Fund] (the "Fund"), held by the undersigned at a special meeting of shareholders of the Fund to be held on April 11, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


THE PROXIES ARE INSTRUCTED:
1.       To vote:
                  ______FOR all nominees listed below (except as marked to the contrary below)
                  ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Walter P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth, Thomas F. Madison, Jeffrey J. Nick, Charles E. Peck and Wayne A. Stork.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

2. To vote: FOR_________ AGAINST__________ approval of a new Investment Advisory Agreement.


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE--NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:_______________________________ , 1997
                                    ____________________________________________
                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.




                         VOYAGEUR GROWTH AND INCOME FUND
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT


         The undersigned appoints Thomas J. Abood, John G. Taft and Kenneth R. Larsen, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Voyageur Growth and Income Fund (the "Fund"), held by the undersigned at a special meeting of shareholders of the Fund to be held on April 11, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


THE PROXIES ARE INSTRUCTED:
1.       To vote:
                  ______FOR all nominees listed below (except as marked to the contrary below)
                  ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Walter P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth, Thomas F. Madison, Jeffrey J. Nick, Charles E. Peck and Wayne A. Stork.

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

5. To vote: FOR_________ AGAINST__________ approval of an Agreement and Plan of Reorganization pursuant to which all of the assets of the Fund would be acquired by a newly formed series of VAM Institutional Funds, Inc., also called Growth and Income Fund, and shareholders would become shareholders of the newly formed series.


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE--NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:_______________________________ , 1997
                                    ____________________________________________
                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.




                           VOYAGEUR GROWTH STOCK FUND
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT


         The undersigned appoints Thomas J. Abood, John G. Taft and Kenneth R. Larsen, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Voyageur Growth Stock Fund (the "Fund"), held by the undersigned at a special meeting of shareholders of the Fund to be held on April 11, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


THE PROXIES ARE INSTRUCTED:
1.       To vote:
                  ______FOR all nominees listed below (except as marked to the contrary below)
                  ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Walter P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth, Thomas F. Madison, Jeffrey J. Nick, Charles E. Peck and Wayne A. Stork.

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR_________ AGAINST__________ approval of a new Investment Advisory Agreement

3. To vote: FOR_________ AGAINST__________ approval of a Sub-Advisory Agreement


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE--NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:_______________________________ , 1997
                                    ____________________________________________
                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.




FOR VOYAGEUR FUNDS VOTING ON PROPOSALS 1 AND 4:

[INTERNATIONAL EQUITY FUND, NATIONAL INSURED TAX FREE FUND, NATIONAL LIMITED TERM TAX FREE FUND AND NATIONAL TAX FREE FUND]

                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT


         The undersigned appoints Thomas J. Abood, John G. Taft and Kenneth R. Larsen, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Voyageur [name of Voyageur Fund] (the "Fund"), held by the undersigned at a special meeting of shareholders of the Fund to be held on April 11, 1997, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


THE PROXIES ARE INSTRUCTED:
1.       To vote:
                  ______FOR all nominees listed below (except as marked to the contrary below)
                  ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Walter P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth, Thomas F. Madison, Jeffrey J. Nick, Charles E. Peck and Wayne A. Stork.

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

4. To vote: FOR_________ AGAINST__________ approval of liquidation of the Fund and the distribution of the Fund's net assets to the shareholders


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE--NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:_______________________________ , 1997
                                    ____________________________________________
                                    ____________________________________________
                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.